UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12
RIOT BLOCKCHAIN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

RIOT BLOCKCHAIN, INC.

3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
June [•], 2022
Dear Stockholders:
You are cordially invited to attend the 2022 Annual General Meeting of the stockholders (the “Annual Meeting”) of Riot Blockchain, Inc. (“Riot” or the “Company”) to be held at 9:00 a.m. (Eastern Time) on Wednesday, July 27, 2022, via the virtual meeting portal at:
www.virtualstockholdermeeting.com/RIOT2022
Due to the ongoing effects of the global coronavirus (COVID-19) pandemic and emerging variants of the coronavirus across North America and around the world, we continue to have heightened awareness and appreciation for our diverse and international network of stockholders who may be affected by attending the Annual Meeting in person. After careful consideration of potential travel disruptions and the availability of accommodations, and in light of public safety concerns, the Board of Directors of the Company (the “Board”) has determined to host the Annual Meeting entirely online via the virtual meeting portal. As such, no in-person attendance option will be available for the Annual Meeting. We believe our stockholders should have the ability to attend the Annual Meeting, regardless of where they live; and, especially in light of the ongoing global COVID-19 pandemic, we believe the virtual format of this year’s Annual Meeting will better enable stockholder attendance and enhance stockholder experience at the meeting.
The attached Notice of 2022 Annual General Meeting of Stockholders (the “Notice”) and the accompanying Proxy Statement describe the matters to be presented at the Annual Meeting and provide information about Riot that you should consider when you vote your shares. Copies of the Notice and the Proxy Statement have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be obtained from the SEC’s website, www.SEC.gov.
The principal business of the Annual Meeting, as described in greater detail in the Proxy Statement, will be to conduct a stockholder vote on the following five (5) proposals:
1.	the election of one Class I director nominee to serve on the Board of Directors for a term expiring at the 2025 Annual General Meeting of stockholders;
2.	to ratify, in a non-binding vote, the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	to approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”);
4.
to authorize and approve that the Company’s current Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares; and

5.	approval of the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 10,000,000 shares.
In addition, we will transact such other business as may be properly brought before the Annual Meeting and any adjournments or postponements thereof.

After careful deliberation of each of these proposals, the Board unanimously recommends that you vote your shares at the Annual Meeting as follows:
•	“FOR” the election of the sole Class I director nominee to serve on the Board of Directors for a term expiring at the 2025 Annual General Meeting of stockholders;
•	“FOR” ratification of the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
•	“FOR” advisory approval of the compensation of the Company’s named executive officers (“Say-on-Pay”);
•
“FOR” authorization and approval that the Company’s current Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares; and

•	“FOR” approval of the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 10,000,000 shares.
Only stockholders as of the close of business on Tuesday, May 31, 2022 (the “Record Date”), are entitled to receive notice of and vote at the Annual Meeting and any postponement or adjournment thereof. If you are a stockholder as of the Record Date, you will be able to register for, participate in, vote your shares electronically, and submit your questions during the live webcast of the Annual Meeting by visiting the virtual meeting portal www.virtualstockholdermeeting.com/RIOT2022 and entering the unique 16-digit control number assigned to you, which can be found on the enclosed proxy card and voting instruction form. By following the instructions in the Proxy Statement accompanying this message, you will be able to participate in the Annual Meeting in compliance with the rules and procedures established by our Bylaws, under Nevada Law, and as required by the SEC.
Please see pages 1-7 of the accompanying Proxy Statement for additional information regarding admission to the Annual Meeting and how to vote your shares.
Your vote is important to us. Whether or not you plan to participate in the live webcast of our Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. Vote now at www.proxyvote.com or, if you wish to vote by mail, please mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided to: Vote Processing, c/o: Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting as soon as possible will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.
We look forward to your participation at our virtual Annual Meeting.
Sincerely,

/s/ Benjamin Yi
Benjamin Yi, Executive Chairman
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

NOTICE OF 2022 ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JULY 27, 2022, AT 9:00 A.M. (EASTERN TIME)
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2022 Annual General Meeting of the stockholders (the “Annual Meeting”) of Riot Blockchain, Inc., a Nevada corporation (“Riot” or the “Company”), will be held at 9:00 a.m. (Eastern Time) on Wednesday, July 27, 2022, or such later date or dates as such Annual Meeting date may be adjourned or postponed. The Company is monitoring the global coronavirus (COVID-19) developments and other circumstances, as well as guidance issued by the U.S. Centers for Disease Control and Prevention and the World Health Organization. We have implemented, and will continue to implement, the measures advised to minimize the spread of COVID-19, including in respect of the Annual Meeting. In response to the ongoing and evolving COVID-19 pandemic and to support the health and well-being of our stockholders, employees, and the communities we are a part of, this year’s Annual Meeting will be held virtually, and no in-person attendance option will be available. The Annual Meeting will take place live and online via the virtual meeting portal at: www.virtualstockholdermeeting.com/RIOT2022.
Each stockholder receiving this Notice of 2022 Annual General Meeting of Stockholders (the “Notice”) has been assigned a 16-digit control number, which is required to register for and gain admittance to the Annual Meeting. The unique 16-digit control number assigned to you can be found on the enclosed proxy card and voting instruction form accompanying this Notice. Specific instructions on how to access the Annual Meeting via the virtual portion using your unique 16-digit control number are included at the end of this Notice and in the Proxy Statement accompanying this Notice.
The following five (5) proposals, as more fully described in the Proxy Statement accompanying this Notice, are being submitted to our stockholders for their consideration at the Annual Meeting:
Proposal		Board Recommendation
1.	To elect Hubert Marleau as our Class I director nominee to serve on the Board of Directors for a term expiring at the 2025 Annual General Meeting.	“FOR”

2.	To ratify, in a non-binding vote, the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	“FOR”

3.	To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”).	“FOR”

4.
To authorize and approve that the Company’s current Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares.
“FOR”

5.	To approve the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 10,000,000 shares.	“FOR”
THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES.
This Notice presents only an overview of the more complete Proxy Statement accompanying this Notice, which is hereby made part of this Notice. The Proxy Statement is also available to you on the Internet at www.proxyvote.com, the SEC’s website, www.SEC.gov, or by visiting our website, www.RiotBlockchain.com.

The Board of Directors have established the close of business on Tuesday, May 31, 2022, as the record date (the “Record Date”) for determining those of our stockholders entitled to attend and to vote their shares at the Annual Meeting. Accordingly, only holders of our common stock, no par value per share, of record at the close of business on the Record Date will receive this Notice and be eligible to attend and vote their shares at, the Annual Meeting (including any adjournment or postponement thereof). Holders of other classes of our outstanding capital stock are not entitled to participate in the Annual Meeting. As of the Record Date, there were 135,347,900 shares of common stock, no par value per share, outstanding entitled to vote at the Annual Meeting. The foregoing shares of our common stock, no par value per share, are referred to herein as the “shares.” A list of stockholders of record will be available at the Annual Meeting online at the virtual meeting portal, www.virtualstockholdermeeting.com/RIOT2022, and will be available by request during the ten (10) days prior to the Annual Meeting by submitting your written request to our Corporate Secretary at Riot Blockchain, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, Attention: Corporate Secretary.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting live, we encourage you to please read the accompanying Proxy Statement and vote your shares by proxy as soon as possible so that we can ensure your vote will be represented at the Annual Meeting.
You may submit your vote by proxy using any of the following methods:
•	Voting online at: www.proxyvote.com;
•	Voting by telephone by calling: 1-800-690-6903 (owners of record) or 1-800-454-8683 (beneficial owners); or
•
Voting by mail by completing, signing, dating and returning the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

Your proxy, whether given online at www.proxyvote.com or through the return of the enclosed proxy card, may be revoked prior to its exercise by writing to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 and by filing a written notice of revocation or a duly executed proxy bearing a later date with our Corporate Secretary prior to the Annual Meeting, or by attending the Annual Meeting and voting virtually using your 16-digit control number and entering the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2022. To ensure fair conduct of the Annual Meeting and that our stockholders of record are able to participate in the Annual Meeting, you will not be able to participate in the virtual Annual Meeting without the unique 16-digit control number assigned to you and provided on the back of your proxy card.
We urge you to review the accompanying materials carefully and to vote as promptly as possible. Please note that we have enclosed the Proxy Statement and your proxy card along with this Notice.
By Order of the Board of Directors,

/s/ Jason Les
Jason Les, Chief Executive Officer
Castle Rock, CO
June [•], 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF THE STOCKHOLDERS OF RIOT BLOCKCHAIN, INC. TO BE HELD ON:
WEDNESDAY, JULY 27, 2022, AT 9:00 A.M. (EASTERN TIME)

THE NOTICE AND OUR PROXY STATEMENT ARE AVAILABLE ONLINE AT:

www.proxyvote.com and www.RiotBlockchain.com

RIOT BLOCKCHAIN, INC.
3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
PROXY STATEMENT
FOR THE 2022 ANNUAL GENERAL MEETING OF STOCKHOLDERS
INTRODUCTION
This Proxy Statement, along with the accompanying Notice of 2022 Annual General Meeting of Stockholders (the “Notice”), contains information about the 2022 Annual General Meeting of the Stockholders, including any adjournments or postponements thereof (the “Annual Meeting”) of Riot Blockchain, Inc. In this Proxy Statement, we refer to Riot Blockchain, Inc., a Nevada corporation, and its consolidated subsidiaries, as “Riot,” “Riot Blockchain,” the “Company,” “we,” “us” or “our.”
We are holding the Annual Meeting at 9:00 a.m. (Eastern Time) on Wednesday, July 27, 2022, or such later date or dates as such Annual Meeting date may be adjourned or postponed. Due to the ongoing impacts of the global coronavirus (COVID-19) pandemic and in the interest of the health and safety of our stockholders, employees and community partners, the Annual Meeting will be held entirely online via the virtual meeting portal, www.virtualstockholdermeeting.com/RIOT2022, and no option to attend the Annual Meeting in-person will be available. For specific instructions on how to attend the Annual Meeting, please see “How do I vote?” beginning on page 2, below.
This Proxy Statement, the accompanying proxy card and, though not part of this Proxy Statement, our 2021 Annual Report on Form 10-K, as amended on Form 10-K/A are all being mailed on or about June [•], 2022 to all stockholders of record (as defined below) entitled to notice of and to vote at the Annual Meeting (see “Who may vote?” below). Copies of this Proxy Statement and our 2021 Annual Report are available at www.proxyvote.com. You can also find copies of our 2021 and 2020 Annual Reports on Form 10-K, and amendments thereto on Form 10-K/A, as well as all our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”) on the Internet on the SEC’s website, www.SEC.gov, or through the “Investors” section of our website at www.RiotBlockchain.com. Except for those reports we have filed with the SEC, and as specifically incorporated by reference herein, the information contained on our website is not part of these proxy solicitation materials.

GENERAL INFORMATION
We include these questions and answers to provide some background and clarity concerning voting, solicitation and other general information. We encourage you to read this Proxy Statement carefully and in its entirety.
Why am I receiving this Proxy Statement?
We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials in connection with the solicitation by our Board of Directors (the “Board”) of your proxy to vote at the Company’s Annual Meeting (including any adjournments or postponements thereof).
What information is contained in this Proxy Statement?
This Proxy Statement summarizes the information you need to know to vote on an informed basis. It contains information relating to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, and other required information.
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the Notice included with this Proxy Statement. These matters include:
1.	the election of one Class I director nominee to serve on the Board of Directors for a term expiring at the 2025 Annual General Meeting of stockholders;
2.	to ratify, in a non-binding vote, the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	to approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”);
4.
to authorize and approve that the Company’s current Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares; and

5.	to approve the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 10,000,000.
PROPOSAL	VOTING RECOMMENDATION	PAGE REFERENCE
(Proposal No. 1) The election of one Class I director nominee to serve on the Board of Directors for a term expiring at the 2025 Annual General Meeting of Stockholders.	FOR the nominee	8

(Proposal No. 2) To ratify, in a non-binding vote, the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	FOR	22

(Proposal No. 3) To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”).	FOR	26

(Proposal No. 4) To authorize and approve that the Company’s current Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares.	FOR	43

PROPOSAL	VOTING RECOMMENDATION	PAGE REFERENCE
(Proposal No. 5) To approve the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 10,000,000 shares.	FOR	44
This Proxy Statement provides detailed information about each of these matters.
Who may vote?
You may vote if you are a stockholder of our common stock, no par value per share, at the close of business on Tuesday, May 31, 2022 (the “Record Date”), as identified by our transfer agent. As of the Record Date, there were 135,347,900 shares issued, outstanding and entitled to vote at the Annual Meeting. Shares of our common stock, no par value per share, are herein referred to as the “shares.”
How many votes do I have?
Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock owned as of the Record Date. Cumulative voting is not permitted.
How do I vote?
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. If your proxy is properly submitted, you are legally designating the person or persons named on the proxy card to vote your shares as you have directed. All valid proxies that we receive through this solicitation, which are not revoked, will be voted in accordance with instructions you provide on the proxy card. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted above. Voting by proxy will not affect your right to attend the Annual Meeting.
How you may vote depends on how your shares are held. As explained below, the voting procedures are different for stockholders of record and for beneficial owners of our shares.
What is the difference between being a stockholder of record and a beneficial owner and how does this affect voting?
Many of our stockholders hold their shares through stock brokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Corporation, or if you possess stock certificates representing your shares, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Annual Meeting. If you are a stockholder of record, you may vote your shares at the Annual Meeting using any of the following methods:
•
Via the Internet Before the Annual Meeting. Vote online by visiting the online portal at www.proxyvote.com and completing and submitting your proxy card. You will need to follow the instructions on the website.

•
Live Via the Internet During the Annual Meeting. If you wish to vote your shares live and online at the Annual Meeting, you may participate in the virtual webcast of the Annual Meeting and vote your shares on the proposals presented through the virtual portal established to host the Annual Meeting, www.virtualstockholdermeeting.com/RIOT2022, and entering the unique 16-digit control number provided to you on the proxy card accompanying this Proxy Statement. You will not be able to attend the Annual Meeting without your 16-digit control number. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.

•
By mail. Mark, sign, and date the enclosed proxy card and return it by mail in the enclosed postage prepaid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	By telephone. To vote via telephone, call 1-800-690-6903 and follow the telephone prompts.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name”. Your proxy materials are being forwarded to you by your broker or other nominee, who is considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote, and you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your nominee authorizing you to do so. Your nominee has sent you instructions on how to direct the nominee’s vote. You may vote by following those instructions and the instructions on the Notice; and, if you are a beneficial owner, who obtained a legal proxy and is authorized to vote by your nominee, and you wish to submit your vote by telephone, you may do so by dialing 1-800-454-8683.
Do I need to attend the Annual Meeting to vote my shares?
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies that are received in time for the Annual Meeting will be voted at the Annual Meeting unless they are revoked in advance of the meeting date. A stockholder may revoke a proxy before the proxy is voted by following the instructions under the heading “May I change or revoke my proxy?” below. Any stockholder who has executed a proxy card but attends the Annual Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2022 may revoke the proxy and vote at the Annual Meeting by following the instructions under the heading “How do I vote?” above.
What is a proxy?
A proxy is your legal designation of authority to another person (your proxy) to vote the shares you own. If you designate someone as your proxy, the document in which you make that designation also is called a proxy.
May I change or revoke my proxy?
If you submit your proxy, you may alter or revoke your proxy at any time prior to the Annual Meeting. You may alter or revoke your proxy in any one of the following ways:
•	by signing a new proxy card and submitting in accordance with the instructions above;
•	by re-voting via the Internet or by telephone as instructed above — note, only your latest Internet or telephone vote will be counted;
•
by delivering a signed statement of revocation or a duly executed proxy card bearing a later date to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, and to our Corporate Secretary at: Riot Blockchain, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, Attention: Corporate Secretary; or

•
by attending the Annual Meeting virtually and voting live, online during the Annual Meeting. Attending the Annual Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2022 will not automatically revoke a previously submitted proxy unless you specifically request revocation.

What should I do if I receive more than one proxy card?
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How do I vote?” on the proxy card for each account to ensure that all your shares are voted.
Will my shares be voted if I do not return my proxy card?
If shares are registered in your name, they will not be voted if you do not submit your proxy card by mail, online via the portal at www.proxyvote.com, or by telephone by dialing 1-800-690-6903, or if you do not otherwise vote by attending the Annual Meeting and casting your shares using the unique 16-digit control number assigned to you on your Proxy Card. Please see the section of this Proxy Statement entitled “How do I vote?” beginning on page 2 above for specific instructions on how to vote your shares. Unless otherwise indicated under the section “What vote is required to approve each proposal presented at the Annual Meeting” below, if you submit your proxy card without identifying instructions as to how your shares should be voted, those shares will be voted in accordance with the Board’s recommendations, as permitted by the Company’s Bylaws.

Brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Of the five (5) proposals being presented to the stockholders at the Annual Meeting, Proposal No. 2 (the ratification of our independent registered public accounting firm) and Proposal No. 4 (vote to approve the Amendment to the Company’s Articles of Incorporation) are considered routine matters. The remaining three (3) proposals, Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote to approve the compensation of our named executive officers), and Proposal No. 5 (vote to approve the Third Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan) are each considered non-routine matters. This means that if your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for the routine matters being presented to the stockholders at the Annual Meeting, Proposal No. 2 (the ratification of our independent registered public accounting firm) and Proposal No. 4 (vote to approve the Amendment to the Company’s Articles of Incorporation). However, your bank, broker or other nominee that holds your shares would not have authority to vote the unvoted shares for the three (3) non-routine matters being presented to the stockholders at the Annual Meeting, Proposal No. 1 (election of director), Proposal No. 3 (advisory vote to approve the compensation of our named executive officers), and Proposal No. 5 (vote to approve the Third Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan).
If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or if your broker chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” has occurred. The effects of a broker non-vote on each of the proposals for which we are requesting stockholder votes are explained below.
Shares that are subject to a broker non-vote are considered present at the Annual Meeting for determining whether the quorum requirement has been met (see “What is a quorum?” on page 6 of this Proxy Statement for further discussion of our quorum requirement for the Annual Meeting); however, shares subject to a broker non-vote will not be counted as a vote cast with respect to a proposal. Because abstentions and broker non-votes do not represent shares cast with respect to a proposal, broker non-votes will have no effect on the outcome of votes on any of the proposals put forth in this Proxy Statement, except, as required under Nevada law and identified in this Proxy Statement, as the outcome of the votes on these proposals are determined solely by reference to the votes cast by the shares entitled to vote that are present at the Annual Meeting or represented by a properly-submitted proxy.
We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.
What vote is required to approve each proposal presented at the Annual Meeting?
Proposal No. 1: Election of Director. We are seeking stockholder votes on the election to the Board of one Class I director nominee as identified in this Proxy Statement. As permitted by Nevada law and our Bylaws, classes of directors on our Board are elected by a plurality voting system. This means that those director nominees receiving the most “FOR” votes cast in favor of their election to the Board will be elected to the Board.
You may vote “FOR” the nominee, or you may “WITHHOLD” your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director and thus will have no effect on the outcome of the vote on this proposal. If you submit your proxy card without directing your proxy how to vote your shares, your shares will be voted in accordance with the Board’s recommendations.
Brokerage firms do not have authority to vote customers’ unvoted shares, held by the firms in street name, for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal No. 2: Ratification of Auditor Appointment. We are seeking our stockholders’ ratification, in a non-binding vote, of our appointment of Marcum LLP to serve as our independent registered public accounting firm (our “Auditor”) for the fiscal year ending December 31, 2022. The ratification of the appointment of Marcum LLP as our Auditor for these periods requires the affirmative vote of the majority of the shares cast on this Proposal No. 2 (i.e., the number of “FOR” votes cast must exceed the number of “AGAINST” votes cast on this Proposal No. 2 to ratify our appointment of Marcum LLP as our Auditor). Under applicable Nasdaq market rules, Nevada law and SEC regulations, we are not required to obtain the approval of our stockholders to appoint our auditors.

Brokerage firms have authority to vote customers’ unvoted shares, held by the firms in street name, on this routine proposal. If a broker does not exercise this authority, a broker non-vote will result. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.
Proposal No. 3: “Say-On-Pay.” We are seeking an advisory vote by our stockholders regarding the compensation of our named executive officers, which is discussed in greater detail in this Proxy Statement. The affirmative vote of the majority of the shares cast on this Proposal No. 3 is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers (i.e., the number of “FOR” votes cast must exceed the number of “AGAINST” votes cast on this Proposal No. 3 for stockholder advisory approval of the compensation of our named executive officers to be obtained). While the results of this advisory vote are non-binding, the Compensation and Human Resources Committee of the Board (the “Compensation Committee”), and the Board as a whole, values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for our named executive officers.
Brokerage firms do not have authority to vote customers’ unvoted shares, held by the firms in street name, for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.
Proposal No. 4: Approval to Amend the Company’s Articles of Incorporation. We are seeking stockholder approval to amend to our Riot Blockchain, Inc. Articles of Incorporation. Amending the Articles of Incorporation will provide us the opportunity to increase the number of authorized shares of our common stock. The affirmative vote of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the Record Date is required to approve the Amendment to the Company’s Articles of Incorporation.
Brokerage firms have authority to vote customers’ unvoted shares, held by the firms in street name, on this routine proposal. If a broker does not exercise this authority, a broker non-vote will result. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
Proposal No. 5: Approval of the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan. We are seeking stockholder approval of an amendment to our Riot Blockchain, Inc. 2019 Equity Plan (the “2019 Equity Plan”), as amended to increase the number of shares of our common stock reserved for issuance under the 2019 Equity Plan by 10,000,000 shares. The affirmative vote of a majority of the votes cast for this proposal is required to approve the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Plan (i.e., the number of “FOR” votes cast on this Proposal No. 5 must exceed the number of “AGAINST” votes cast on this Proposal No. 5 for stockholder approval of the amendment to the 2019 Equity Plan to be obtained).
Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.
How does the Board recommend I vote on the proposals before the Annual Meeting?
The Board unanimously recommends that you vote as follows:
Proposal No. 1: Election of Director.
•	“FOR” the election of Hubert Marleau as our Class I director to serve for a term expiring at the 2025 Annual General Meeting of Stockholders (see Proposal No. 1);
Proposal No. 2: Ratification of Auditor Appointment.
•	“FOR” ratification of the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (see Proposal No. 2);
Proposal No. 3: “Say-On-Pay”.
•	“FOR” advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement (see Proposal No. 3);
Proposal No. 4: Approval of the Amendment to the Riot Blockchain, Inc. Articles of Incorporation.
•	“FOR” approval of the Amendment to the Riot Blockchain, Inc. Articles of Incorporation (see Proposal No. 4); and

Proposal No. 5: Approval the Third Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan.
•	“FOR” approval of the Third Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan (see Proposal No. 5).
If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
What is a quorum?
A quorum is the minimum number of shares that must be present at the Annual Meeting to properly hold an annual meeting and conduct business under our Bylaws and Nevada law. The attendance, virtually or by proxy, of holders of thirty-three and one third percent (33.333%) of the total shares outstanding as of the Record Date will constitute a quorum for doing business at the Annual Meeting. Therefore, based on 135,347,900 shares outstanding as of May 31, 2022, the presence of 45,115,516 shares, whether represented by their holder virtually or by proxy, will constitute a quorum for purposes of the Annual Meeting. If you grant your proxy and do not revoke it prior to the Annual Meeting, your shares will be considered present at the Annual Meeting and be counted toward the quorum. Proxies marked “Withhold” or “Abstain” and broker non-votes will be treated as shares that are present for purposes of determining whether a quorum has been met.
What happens if a quorum is not reached?
If the shares present virtually or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders, by a vote of the holders of a majority of votes present virtually or represented by proxy (which may be voted by the proxy holders), may, without further notice to any stockholder (unless a new Record Date is set), adjourn the Annual Meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.
Householding of Annual Disclosure Documents.
The SEC has adopted a rule concerning the delivery of annual disclosure documents to households with more than one stockholder. The rule permits the Company or brokers holding Company shares on your behalf to send a single set of our Annual Report and Proxy Statement to any household at which two or more of our stockholders reside, if the stockholders appear to be members of the same family. Each stockholder will continue to receive a separate proxy card or voting instruction card. This procedure is referred to as “householding” and benefits both stockholders and the Company. Householding reduces the volume of duplicate information received by stockholders and helps to reduce our expenses. This rule applies to our Annual Reports, Proxy Statements and any information statements. Once stockholders receive notice that communications to their addresses will be “householded”, the practice will continue until stockholders are notified otherwise or until they revoke their consent to the practice.
If at any time a stockholder no longer wishes to participate in householding and would prefer to receive separate sets of our annual disclosure documents or Proxy Statement, they may revoke their consent for future mailings by contacting our proxy advisors and virtual webcast hosts for the Annual Meeting, Broadridge Financial Solutions, Inc. via:
•	Telephone at: 1-866-540-7095; or
•	Mail to: Broadridge Householding Department, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Similarly, if an address is shared with another stockholder and, together, both stockholders would like to receive only a single set of our annual disclosure documents, the stockholders should follow the instructions above.
Who is paying for this proxy solicitation?
The Company will bear the cost of the solicitation of proxies; however, we will not pay our directors, officers and employees any additional compensation for soliciting proxies in person, by telephone or by other means. We may reimburse brokerage firms, banks and other agents for reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners. We have engaged Alliance Advisors, LLC, a proxy solicitation firm whose toll-free number is 1-866-620-9211, to assist us in soliciting proxies in connection with the Annual Meeting for an engagement fee of approximately $8,000, plus reimbursement of reasonable out-of-pocket expenses. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies.

Where can I find the voting results of the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
When are stockholder proposals due for next year’s annual general meeting?
All stockholder proposals, including stockholder proposals for candidates for nomination for election to the Board, should be submitted in accordance with applicable SEC rules and regulations, Nevada law, and the Company’s procedures for stockholder proposals, as described herein and under the heading “Communications with the Board” on page 16 of this Proxy Statement below. Stockholder proposals should be submitted to our Corporate Secretary by mail to the following address:
Riot Blockchain, Inc.
3855 Ambrosia Street
Suite 301
Castle Rock, CO 80109
Attention: Corporate Secretary.
Stockholder proposals intended to be presented at, and included in the definitive proxy statement for, the 2023 Annual General Meeting of Stockholders (the “2023 Annual Meeting”) must be delivered to our Corporate Secretary on or before the close of business on [•], 2023, to be considered timely pursuant to SEC Rule 14a-8 and our Bylaws. Stockholder proposals intended to be presented at the 2023 Annual Meeting outside of the SEC Rule 14a-8 process must be delivered to our Corporate Secretary at the above address no sooner than [•], 2023, and no later than [•], 2023, to be considered timely.
If the date of our 2023 Annual Meeting has been changed by more than thirty (30) days before or more than sixty (60) days after the first anniversary of this year’s Annual Meeting, stockholders must comply with the following procedure to submit their proposals to be considered at the 2023 Annual Meeting. If public announcement of the 2023 Annual Meeting occurs one hundred (100) days or more prior to the scheduled date of the 2023 Annual Meeting, then stockholder proposals must be delivered to our Corporate Secretary at the foregoing address no more than one hundred twenty (120) days before and no less than ninety (90) days before the date of the 2023 Annual Meeting to be considered at the meeting. However, if public announcement of the 2023 Annual Meeting occurs less than hundred (100) days prior to the scheduled date of the 2023 Annual Meeting, then stockholder proposals can be delivered up to ten (10) days after public announcement of the 2023 Annual Meeting is first made.
Stockholders may nominate candidates for the Board by the same deadlines as stockholder proposals for business to come before the 2023 Annual Meeting. Each notice of business or nomination must set forth the information required by our Bylaws. Any such proposals, including stockholder proposals for candidates for nomination for election to the Board, must be submitted in accordance with applicable SEC rules and regulations, and follow the Company’s procedures in its Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than May 28, 2023. Submitting a notice does not ensure that the proposal will be raised at the 2023 Annual Meeting. We will not permit stockholder proposals or nominations that do not comply with the foregoing notice requirement to be brought before the 2023 Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Our business operates under the direction of the Board, which, pursuant to our Bylaws, is divided into three approximately equal in size classes of directors as follows: Class I, Class II and Class III. The Governance and Nominating Committee and the Board have unanimously fixed the size of the Board at five directors, with one director designated as a Class I director, two directors designated as Class II directors, and two directors designated as Class III directors. The Class I director seat on the Board is up for election this year.
The Governance and Nominating Committee and the Board have unanimously nominated and hereby recommend to the stockholders for their approval at the Annual Meeting the following director nominee for election to the Board:
Class I:	Hubert Marleau (director since 2020) is standing for election for a term expiring at the 2025 Annual General Meeting.
Upon the expiration of the initial term of office for each class of directors, successors shall be elected to serve for terms of office expiring at the third annual general meeting of stockholders following their election, with one class of directors standing for election at each successive annual general meeting of stockholders. Information relating to the nominee for election as director and for each continuing director, including period of service as a director of the Company, principal occupation and other biographical material, is shown later in this Proxy Statement.
Mr. Marleau has consented to stand for election as a Class I director; and we have no reason to believe that he is unable or will decline to serve as a director if elected. Although the Company knows of no reason why Mr. Marleau could not serve as a director, if he is unable to serve, the accompanying proxy will be voted for a substitute nominee. The director nominee, if elected, will serve until the expiration of his term and until a successor is named and qualified, or until his earlier resignation, death or removal.
As provided by our Bylaws, should a director die, resign or otherwise be removed from office prior to the expiration of his or her term of office, the remaining directors may appoint an interim director to fill the resulting vacancy on the Board until a successor is duly qualified and elected by the stockholders following the expiration of the term of office.
Vote Required
Pursuant to our Bylaws, the Company uses a plurality of votes cast standard for the election of directors. Plurality of the votes cast means that the number of votes cast “FOR” each nominee for director must exceed the number of votes cast “AGAINST” that director nominee. Votes that are marked “WITHHOLD” will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal. If you submit your proxy card without directing your proxy how to vote your shares, your shares will be voted in accordance with the Board’s recommendations.
Brokerage firms do not have authority to vote customers’ unvoted shares, held by the firms in street name, for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Withholds and broker non-votes will have no effect on the results of this vote.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1:
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE AS DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION REGARDING DIRECTORS
The information set forth in the following table is current as of the date of this Proxy Statement, of the individuals who currently serve as directors on the Board.
Name of Director	Age	Director Since	Independent	Audit Committee	Compensation and Human Resources Committee	Governance and Nominating Committee
Benjamin Yi	40	2018
Jason Les	36	2017
Hubert Marleau	78	2020	✔		✔
Hannah Cho	44	2021	✔	✔		✔
Lance D’Ambrosio	65	2021	✔		✔	✔
Committee Chair
Audit Committee financial expert
Class III Directors (Terms Expiring in 2024)
Benjamin Yi, age 40, has served as a director on the Company’s Board since 2018 and as its Chair since November 2020. Effective May 24, 2021, Mr. Yi was appointed Executive Chairman of the Board, a role in which he serves as both Board chair and as an executive officer of the Company. The Board determined to appoint Mr. Yi as Executive Chairman to better allow the Company to leverage his considerable knowledge of the Company, leadership abilities, and corporate governance, executive and capital markets experience to help it carry out the strategic initiatives set by the Board.
Mr. Yi has previously served as a member of each of the Board’s three standing committees, however, as of May 24, 2021, upon his appointment as the Company’s Executive Chairman, Mr. Yi resigned from his positions on the Audit Committee (including from his position as its chair), the Compensation and Human Resources Committee, and the Governance and Nominating Committee. As Executive Chairman, Mr. Yi continues to be a director on the Board, where he plays an integral role in establishing the Board’s strategic vision for the Company and, except when the Company’s bylaws, the Nasdaq Rules, the rules and regulations of the SEC, or Nevada law require him to abstain from the meeting, serve as Board chair.
In addition to his significant experience as a member of our Board and as one of our executive officers, Mr. Yi brings significant corporate governance experience to Riot’s Board, having served as an independent director and committee chair of several private and public companies. Prior to joining Riot’s Board in 2018, Mr. Yi served as an Independent Director and Chair of the Corporate Governance and Remuneration Committee of PetroMaroc Corporation, plc (formerly TSX-V: PMA), a Toronto-based energy company, from December 2013 to December 2016; as a member of the Board of Managers and Audit Committee of Android Industries, LLC, a privately held Michigan-based assembler of complex modules for the automotive industry, from January 2014 to September 2016; and as an Independent Director, member, and occasional Chair of the Audit Committee of Woulfe Mining Corp. (formerly CSE: WUF), a Vancouver-based mining company, from October 2013 to its acquisition in September 2015.
Mr. Yi also brings over fifteen years of unique capital markets experience to the Company, and a particular expertise in fintech, specialty finance, and investing throughout a company’s capital structure. Prior to his appointment as our Executive Chairman, Mr. Yi headed the capital markets and corporate development efforts at IOU Financial Inc. (TSX-V: IOU; OCTMKTS: IOUFF), a Montreal-based fintech-enabled lender to small businesses across North America. Previously, Mr. Yi worked directly under Ned Goodman, a renowned Canadian financier, investor, and founder of Dundee Corporation (TSE: DC.A; OCTMKTS: DDEJF), a Toronto-based conglomerated investment and corporate development company focused on the mining sector. At Dundee Corporation, he worked in a corporate development and investment capacity, investing throughout the capital structure of companies involved in the natural resource extraction, energy technology, real estate, and automotive sectors. Prior to Dundee Corporation, Mr. Yi was a securities analyst at the predecessor to 1832 Asset Management L.P., where he covered energy and special situations investments as part of a team managing one of North America’s largest natural resources-focused investment funds.
Mr. Yi is a CFA charter holder, and he holds a Master of Finance degree from the University of Toronto Rotman School of Management and a Bachelor of Commerce degree from Trinity College in University of Toronto.

We believe Mr. Yi is qualified to serve as a director on Riot’s Board based on his knowledge of the Company, his service as a member of its Board of Directors since 2018, his past service as chair of the Audit Committee and the Compensation and Human Resources Committee, and because he brings over fifteen years of dedicated financial markets experience to the Company. Mr. Yi leverages his expertise in capital markets and corporate development as a Board member to help shape Board discussions and strategic policymaking decisions as it seeks to continue to establish, oversee and improve Company policies designed to drive the growth of the Company and protect stockholder interests. Further, as a member of the Company’s executive team, Mr. Yi applies his expertise to assist the Company in carrying out the Board’s strategic vision.
Jason Les, age 36, has served as a director on the Company’s Board since November 2017 and, effective February 8, 2021, was appointed to serve as the Company’s Chief Executive Officer. Prior to his appointment as Chief Executive Officer, Mr. Les had served as a member of each of the Board’s three standing committees, including as chair of the Compensation and Human Resources Committee.
Mr. Les is the driving force behind the Company’s mission to become one of the most relevant and significant companies supporting the Bitcoin network. He has been deeply involved with Bitcoin since 2013, with significant experience in cryptocurrency mining, as an engineer studying protocol development, and contributing to open-source projects. He was also a founding partner of Binary Digital, a software-development company where he led the engineering team and coordinated project development for artificial intelligence, reverse engineering, and inter-software compatibility projects. Additionally, his background includes over a decade of unique experience as a former professional heads-up poker player, during which he has successfully competed in high-stakes games online, in addition to the most prestigious, high-stakes tournaments in the world. In 2015 and 2017, he was selected as a human benchmark for testing the world’s best poker artificial intelligence in what was dubbed “Man vs Machine” at Carnegie Mellon University. Mr. Les holds a Bachelor of Science in Information & Computer Science from U.C. Irvine.
We believe Mr. Les is qualified to serve as a director on Riot’s Board based on his knowledge of the Company, his service as its Chief Executive Officer and, before that, as a director on the Board, and because he has been an active participant in the cryptocurrency industry since 2013. Mr. Les brings technical expertise regarding Bitcoin mining and protocol development, as well as his astute understanding of the overall Bitcoin industry and his commitment to educating the public about Bitcoin and Bitcoin mining, to Board discussions and strategic policymaking decisions that help the Board establish, oversee and improve Company policies designed to drive growth of the Company and protect stockholder interests.
Class II Directors (Terms Expiring in 2023)
Hannah Cho, age 44, has served as a director on the Company’s Board, including as a member of each of its three standing committees, since February 2021. Ms. Cho currently serves as chair of the Compensation and Human Resources Committee. The Board has affirmatively determined that Ms. Cho meets the director independence standards of the Nasdaq Rules and the SEC, including the enhanced standards required for members of the Audit Committee and the Compensation and Human Resources Committee.
Ms. Cho is a veteran marketing and communications professional with a career of over fifteen years in the enterprise technology industry. She brings significant executive leadership experience in the enterprise technology brand marketing, product and corporate communications fields, which she gained at leading technology companies including Anaplan, CA Technologies, Intel Corporation, and Cisco Systems. She has leveraged her experience to assist global, multinational organizations across all stages of the business life-cycle, from growth and expansion, to rebranding efforts, to M&A, IPO and divestiture.
Currently, Ms. Cho is Vice President, Marketing Communications at BMC Software, a portfolio company of KKR which offers software and services to support cloud computing, IT service management, automation, IT operations, and the mainframe for digital transformation. Prior to BMC Software, she was Senior Vice President, Technology Communications at Edelman, a Chicago-based global public relations and marketing consultancy firm. She holds a BA Honours in Criminology from Carleton University.
We believe Ms. Cho is qualified to serve as a director on Riot’s Board based on her extensive experience in the enterprise technology industry, and because she is able to bring her significant knowledge and expertise in the marketing and communications aspects of the enterprise technology space to bear to help the Board establish policies and strategies to assist the Company in navigating the public discourse regarding the Bitcoin mining industry.

Ms. Cho leverages her executive leadership experience, as well as her marketing and communications expertise in the enterprise technology space during Board discussions and strategic policymaking decisions to assist the Board as it seeks to continue to establish, oversee and improve Company policies designed to drive the growth of the Company and protect stockholder interests.
Lance D’Ambrosio, 65, has served as a director on the Company’s Board, including as a member of each of its three standing committees, since May 2021. Mr. D’Ambrosio currently serves as the chair of the Audit Committee. The Board has affirmatively determined that Mr. D’Ambrosio meets the director independence standards of the Nasdaq Rules and the SEC, including the enhanced standards required for members of the Audit Committee and the Compensation and Human Resources Committee. Further, based on his experience and financial expertise described below, the Board has determined that Mr. D’Ambrosio qualifies as an “audit committee financial expert” (as that term is defined in Item 407(d) of Regulation S-K) and has designated him as one of two audit committee financial experts presently serving on the Audit Committee.
Mr. D’Ambrosio has over thirty years’ experience as a corporate officer and director, including in corporate governance, capital raising, financial analysis, mergers and acquisitions, and complex international structuring. Mr. D’Ambrosio currently serves as the Managing Partner of 4 D Investments, a company which focuses on technology and real estate investments. Prior to 4 D Investments, Mr. D’Ambrosio served as the chief executive officer and chairman of the board of directors of Crystal Peak Minerals, a Canadian public company focused on precious metals mining, from 2010 to 2018.
As a corporate executive, Mr. D’Ambrosio has founded and grown numerous companies spanning several industries including the telecommunications, materials, and automotive sectors. Over the course of his career, he has led capital raising efforts totaling hundreds of millions of dollars, executed on over thirty corporate acquisitions, successfully taken a number of companies public on both U.S. and international exchanges, and successfully sold several businesses to larger market participants, including Sprint Telecommunications and Comsat International, a subsidiary of Lockheed Martin.
He also has significant experience as an entrepreneur, having founded several companies spanning a broad spectrum of industries, including the telecommunications, materials, and automotive sectors. Mr. D’Ambrosio has been recognized as a recipient of the Ernst & Young and Merrill Lynch Entrepreneur of the Year Award in the category of e-Software & Services, and holds Bachelor of Science in Marketing and Bachelor of Science in Management degrees from the University of Utah, where he graduated in 1979 as a member of the Dean’s Honor List.
We believe Mr. D’Ambrosio is qualified to serve as a director on Riot’s Board based on his extensive experience as a corporate executive, entrepreneur, and board member. He is able to leverage his substantial corporate governance and finance experience during Board discussions and strategic policymaking decisions to help the Board establish, oversee and improve Company policies designed to drive growth of the Company and protect stockholder interests.
Nominee for Election as Class I Director (Term Expiring in 2025)
Hubert Marleau, age 78, has served on our Board since November 2020 and currently serves as the Board’s Lead Independent Director and Chair of the Board’s Governance and Nominating Committee. As the Board’s Lead Independent Director, Mr. Marleau chairs those Board meetings from which our Executive Chairman, Mr. Benjamin Yi, is required to abstain from the meeting under the Company’s bylaws, the applicable rules and regulations of the Nasdaq Rules, the rules and regulations of the SEC, or Nevada law, as applicable. The Board has affirmatively determined that Mr. Marleau meets the director independence standards of the Nasdaq Rules and the SEC, including the enhanced standards required for members of the Audit Committee and the Compensation and Human Resources Committee. Further, based on his experience and financial expertise described below, the Board has determined that Mr. Marleau qualifies as an “audit committee financial expert” (as that term is defined in Item 407(d) of Regulation S-K) and has designated him as one of two audit committee financial experts presently serving on the Audit Committee.
Mr. Marleau is a veteran capital markets professional, corporate director, and Chair of the Marleau Lecture Series on Economic and Monetary Policy at the University of Ottawa. Mr. Marleau’s broad areas of expertise include macroeconomic policy & analysis, corporate governance, financial analysis, and investment banking, having served on the board of directors for more than fifty U.S. and Canadian publicly traded companies throughout his career.

Presently, Mr. Marleau serves as a member of the board of directors of Niocan, Inc. (TSX-V: NIO; OCTMKTS: NIOCF), a Montreal, Canada-based metals and minerals mining company, and of Premier Health of America Inc. (TSX-V: PHA), a Blainville, Québec-based specialized healthcare staffing and outsourcing services company, where he serves as president of its audit committee.
Mr. Marleau also has extensive capital markets experience, having raised funds privately and publicly for hundreds of emerging and mature companies, structured numerous mergers and acquisitions, and acted as the driving force behind numerous transactions throughout his career. Currently, he serves as Chief Economist at Palos Management, a Montreal, Canada-based boutique investment management firm he co-founded. In addition to a career in the capital markets that has spanned over five decades, Mr. Marleau has previously served as a Governor of the Toronto, Montreal and Vancouver stock exchanges, as a Director of the Listing Committee for the Toronto Stock Exchange, and as Director of the Investment Dealers Association of Canada (now known as IIROC). Mr. Marleau holds an Honours Bachelor of Social Sciences in Economics from the University of Ottawa.
We believe Mr. Marleau is qualified to serve as a director on Riot’s Board based on his extensive corporate governance and public company board experience, and because he brings over five decades of dedicated financial markets and economics experience to the Company. He brings his extensive experience and expertise to Board discussions and policymaking decisions, helping to assist the Board shape its strategic vision for the Company and as it seeks to continue to establish, oversee and improve Company policies designed to drive the growth of the Company and protect stockholder interests.
There are no familial relationships between any of the director nominees or our executive officers, nor are any of our directors, director nominees or executive officers party to any legal proceedings adverse to us.
The matrix below summarizes certain of the key experiences, qualifications, skills, and attributes that our director nominees bring to the Board to enable effective oversight. This matrix is intended to provide a summary of our director nominees’ qualifications and is not a complete list of each director nominee’s strengths or contributions to the Board. Additional details on each director nominee’s experiences, qualifications, skills, and attributes are set forth in their biographies above.
Skills and Experience	Yi	Les	Marleau	Cho	D'Ambrosio
Industry and Technology	X	X		X
Executive Leadership	X	X	X	X	X
Growth and Emerging Technologies	X	X		X
Global Business	X		X	X	X
Financial and Accounting	X		X	X	X
Service, Operations and Manufacturing					X
Strategy and Innovation	X	X	X	X	X
Communication and Marketing				X
Cryptocurrency	X	X
Corporate Governance	X	X	X		X

Demographics
Age	40	36	78	44	65
Gender Identity	M	M	M	F	M
Asian	X			X
White		X	X		X

CORPORATE GOVERNANCE
Corporate Governance Guidelines, Code of Ethics and Business Conduct, and Committee Charters
Our Corporate Governance Guidelines, together with our Board committee charters, provide the framework for the corporate governance of the Company. This promotes the interests of our stockholders and strengthens our Board and management accountability. Below is a summary of our Corporate Governance Guidelines and Board Committee Charters.
Our Code of Ethics and Business Conduct (the “Code of Ethics”) applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our Principal Executive Officer and our Principal Financial Officer. We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code of Ethics. The Code of Ethics prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code of Ethics requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions.
If we make substantive amendments to the Code of Ethics, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our named executive officers, directors, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.
We provide our Corporate Governance Guidelines, as well as the charters of each of our Board committees and our Code of Ethics on our website at https://www.riotblockchain.com/investors/corporate-governance. Information contained on or accessible via our website is not incorporated by reference into this Proxy Statement or any other report we file with the SEC.
Board’s Role in Corporate Governance Matters
The Board oversees the management of the business and affairs of the Company. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved for the stockholders. Our Board has been focused on, and committed to, responsible and effective corporate governance. Our Board members conduct candid and constructive discussions and deliberations among themselves and with management and outside advisors regarding the strategic vision of the Company and in fulfilment of their oversight role with respect to the Company’s executive officers.
Further, our Board operates with a robust committee structure consisting of the Board’s three standing committees, Audit, Compensation and Human Resources, and Governance and Nominating, each of which fulfill various aspects of the Board’s overall oversight and strategic roles. Each committee elects a chair from among its members to oversee and set the agendas for the committee’s meetings. As part of the Board’s role in overseeing the governance and structure of our business, the Board oversees the Company’s executive officers, including overseeing the partitioning of the various executive officers’ roles and responsibilities within the Company.
Our Board has adopted Corporate Governance Guidelines based on the best practices in our industry and the Board continues to review and adapt them over time. Our Governance and Nominating Committee is responsible for overseeing our Corporate Governance Guidelines, reporting and making recommendations to our Board concerning corporate governance matters. Our Board regularly reviews our Corporate Governance Guidelines and updates them periodically in response to changing regulatory requirements and evolving governance practices. Our Corporate Governance Guidelines, Articles of Incorporation and Bylaws address various governance matters including, but not limited to, the following:
•	Rules regarding the role and responsibilities of the Board and of each individual director, including director compensation, orientation, and continuing education standards;
•
Rules regarding Board composition, including selecting the Chair of the Board and establishing the Board’s committees and their membership, as well as establishing and overseeing membership criteria and director independence;

•	Rules regarding the submission of director nominees for election by our stockholders;
•	Rules regarding the voting standard for the election of directors;
•	Rules regarding Board meetings, including the calling of meetings and establishing their schedules and agenda;
•	Rules regarding the conduct of executive sessions of independent directors and the situations requiring such executive sessions to be held;
•	Rules regarding the Board’s access to management;
•	Establishing the procedures for management succession planning;
•	Named executive officer performance evaluation and compensation;
•	Rules establishing and overseeing stock ownership guidelines for directors, executive officers and employees;
•
Rules regarding restrictions on transactions in our securities by our directors, executive officers, and other persons in possession of material non-public information, including restrictions on hedging and pledging transactions, as well as on transactions involving margin accounts; and

•	Board and committee self-evaluations to assess the effectiveness of the Board and its committees at fulfilling their various mandates.
A copy of our Corporate Governance Guidelines is available online at https://www.riotblockchain.com/investors/corporate-governance.
Board Orientation and Continuing Education
Each member of our Board is required to participate in board orientation programs which are designed to familiarize new Board members with the Company’s business, strategies, and policies which provides new Board members assistance in developing Company and industry knowledge to optimize their service on the Board. The Governance and Nominating Committee and management are responsible for maintaining the director orientation programs as well as director continuing education programs. The Board continuing education programs assist in maintaining and enhancing skills necessary to perform Board responsibilities. Continuing education programs may include internally developed programs, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs.
Board Leadership Structure
Our Bylaws provide that the Board is responsible for setting the size of the Board and for nominating individuals to stand for election to the Board by our stockholders. The Board has set the number of directors at five and is currently comprised of three non-employee independent directors and two executive directors who serve as part of our executive management team.
Our Bylaws also provide for a classified board, comprised of three approximately equal-in-size classes of directors (Class I, Class II, and Class III), with one of the three classes of directors standing for election at each annual general meeting of stockholders. At this time, the Board believes that the classified board structure is in the best interest of the Company. The classified board structure and corresponding terms will ensure that at any given time the majority of the directors will have deep knowledge of the Company and a firm understanding of its goals, and it allows for continuity and stability of the Board, promoting the balance of long-term and short-term interests of the Company and its stockholders. The structure also safeguards the Company from third-party takeover attempts, as it will require a longer period to change majority control of the Board. A classified board remains accountable to the Company’s stockholders as directors continue to have a fiduciary responsibility to the stockholders.
Board Independence
Our Bylaws further provide that the Board may establish committees from time to time as it deems necessary or expedient. Currently, the Board has established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee, each of which are comprised solely of independent directors. Our Bylaws provide that at least three directors serving on the Board must be “independent directors”

within the meaning of the Nasdaq continued listing standards and stock market rules (the “Nasdaq Market Rules”) and applicable SEC rules and regulations. The Board, upon recommendation of the Governance and Nominating Committee, unanimously determined that each of our three (3) non-employee directors is “independent,” as such term is defined in the Nasdaq Market Rules and the applicable SEC rules.
The definition of “independent director” included in the Nasdaq Market Rules includes a series of objective tests, such as whether the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Nasdaq Market Rules and the applicable SEC rules. Even though the Governance and Nominating Committee and the Board have determined that each of the nominated directors are “independent” according to the objective tests included in the Nasdaq Market Rules, the Board, as required by the Nasdaq Market Rules, has also made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and therefore meets the standards of independence required of “independent” directors under the Nasdaq Market Rules.
Additionally, the Board has affirmatively determined that each of the three members of its three standing committees, Ms. Hannah Cho, Mr. Hubert Marleau, and Mr. Lance D’Ambrosio, are each deemed “independent” (as that term is defined under the applicable rules and regulations of the SEC and the Nasdaq Market Rules, including the additional Audit Committee member and Compensation Committee member independence standards set forth in the Nasdaq continued listing standards).
Board Leadership
Our Board’s leadership is currently comprised of our Executive Chairman, Benjamin Yi, and a Lead Independent Director, Hubert Marleau, each of whom were elected from the directors on the Board. Following the appointment of Benjamin Yi as our Executive Chairman in May 2021, the Board appointed Hubert Marleau to serve as the Lead Independent Director on our Board, having considered his strong leadership, independent presence and financial and business expertise on the Board. Mr. Marleau, together with Mr. Yi and our Chief Executive Officer, Jason Les (who also serves as an executive director on our Board), comprise our senior Board leadership, which the Board believes is appropriate at this time to provide the most effective leadership structure for the Company, which operates in a highly competitive and rapidly changing technology industry.
The Executive Chairman oversees and sets the agendas for the meetings of the Board, and the Lead Independent Director fills the Executive Chairman’s role under the circumstances outlined below. As Lead Independent Director for the Board, Mr. Marleau is responsible for overseeing the conduct of meetings where our Bylaws, Nasdaq Market Rules, applicable SEC rules and regulations, or Nevada law require our Executive Chairman, Mr. Yi, to be absent. During such meetings, Mr. Marleau has broad authority and oversight over the affairs of the Board. The Board believes its actions in adapting its leadership structure in response to the changes in its leadership and the challenges faced by the Company are evidence of its proactive commitment to strong corporate governance and appropriate independent director oversight of management.
Board’s Role in Risk Oversight
The Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but rather administers this oversight function through it three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee, which are described below.
Our Board believes the following are certain key factors providing it appropriate opportunities for oversight, discussion and evaluation of Riot’s decisions and direction: (i) director independence, experience and knowledge; (ii) the ability of independent directors to participate in the agenda-setting process for our Board and committee meetings; (iii) the conduct of regularly scheduled executive sessions of independent directors; and (iv) our directors’ access to management.

The Board’s three standing committees play a key role in fulfilling the Board’s risk oversight function. Below is a brief description of the roles and activities of the Board’s standing committees in fulfilling this function. A more complete description of each of the committees can be found beginning on page 17 below.
The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics and Business Conduct.
The Governance and Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.
The Compensation and Human Resources Committee oversees the Company’s compensation practices, including establishing and overseeing performance-oriented incentives to attract and retain highly qualified personnel for positions of substantial responsibility with the Company, evaluating and making recommendations to the Board with respect to incentive-compensation plans and equity-based plans, evaluating risks associated with the Company’s compensation policies and programs, and evaluating the adequacy of its current executive compensation and benefit plan, policies and programs. The Committee also oversees the Company’s personnel development and training, its human resources practices, including oversight of its management succession planning, and the maintenance of the Company’s corporate culture.
Director Attendance at Board, Committee, and Other Meetings
Our Board and its three standing committees meet throughout the year on a set schedule and also hold special meetings and may act by written consent from time to time as appropriate. Directors are expected to attend regular Board meetings and meetings of the committees on which they serve, with the understanding that, on occasion, a director may be unable to attend a meeting. In 2021, the Board held 17 regular meetings and also took additional actions by unanimous written consent, as permitted by our Bylaws and Nevada law. Each director attended 100% of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. All directors then-serving attended last year’s annual general meeting of stockholders, and, to the Company’s knowledge, all of our current directors will attend this year’s Annual Meeting.
In addition to formal meetings of the Board and its three standing committees, directors meet and confer on an informal basis throughout the year. While no formal business is decided at these informal meetings, the Board believes participating in them better enables its members to carry out the Board’s oversight functions and to more rapidly respond to emerging opportunities and challenges facing the Company as they arise.
The Board also holds executive sessions of its members qualified as “independent directors” within the meaning of the Nasdaq Market Rules and applicable SEC rules and regulations in connection with regularly scheduled Board meetings and at such other times as they deem appropriate. Executive sessions of independent directors are provided for in the agenda for each regularly scheduled Board meeting. Each of the independent directors attended 100% of the regular and special executive sessions that were held during his or her term of office.
An important part of the executive sessions of independent directors of our Board and its three standing committees is the discussion of results from the annual self-evaluations undertaken by our Board and its standing committees, the design of which is for continuous improvement in performance and effectiveness. Our Governance and Nominating Committee facilitates our Board’s annual self-evaluation.
Communications With the Board
Should stockholders wish to communicate with the Board, correspondence may be sent to the Board of Directors at: Riot Blockchain, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, Attention: Board of Directors, and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to all Board members if material, in the judgment of the Chief Executive Officer, to matters on the Board’s agenda.

COMMITTEES OF THE BOARD OF DIRECTORS
Our Board has three standing committees: (i) the Audit Committee, (ii) the Governance and Nominating Committee, and (iii) the Compensation Committee. Each of these three standing committees is comprised solely of and chaired by non-employee independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Nasdaq Market Rules and applicable SEC regulations. Each of the committees operates pursuant to its charter. The committees regularly report their activities and actions to our full Board, generally at the next Board meeting following a committee meeting. The committee charters are reviewed annually by the Governance and Nominating Committee. If appropriate, and in consultation with the chairs of the other committees, the Governance and Nominating Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charter of each of our Audit Committee, Governance and Nominating Committee, and Compensation Committee complies with applicable Nasdaq Market Rules, SEC regulations and provisions of Nevada corporate law.
Copies of each of the charters for the three standing committees are available at https://www.riotblockchain.com/ investors/corporate-governance, by following the link for each of the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee, and are also available to stockholders free of charge upon written request to our Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109. The principal functions of each of the three standing committee are summarized below.
Audit Committee
The Company’s Audit Committee currently consists of the following three independent directors: Lance D’Ambrosio, Hubert Marleau and Hannah Cho, with Mr. D’Ambrosio serving as the Audit Committee’s Chair. Our Audit Committee oversees our independent registered public accounting firm and accounting and internal control matters. Our Audit Committee also assists our Board in fulfilling its responsibilities to oversee, among other things, oversight over: the integrity of our financial statements; our compliance with relevant legal and regulatory requirements; our internal controls over financial reporting; the qualifications and independence of our independent registered public accounting firm; and the performance of our internal audit function and the audit function of our independent registered public accounting firm.
In addition to these key oversight functions, our Audit Committee is responsible for, among other matters, the following:
•	Directly appointing, compensating, retaining, terminating and overseeing the work of our independent registered public accounting firm;
•
Pre-approving, or adopting appropriate procedures to pre-approve, all audit services, internal control-related services and non-audit services to be provided by our independent registered public accounting firm;

•
Reviewing and discussing with our independent registered public accounting firm and our management (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles, (ii) the effect of regulatory and accounting initiatives or actions applicable to us, as well as off-balance sheet structures, on our financial statements, and (iii) any major issues concerning the adequacy of our internal controls and any special steps adopted in light of any material control deficiencies;

•	Discussing guidelines and policies governing the process by which our management assesses and manages major risk exposures;
•	Reviewing and discussing our earnings press releases with management and our independent registered public accounting firm; and
•
Reviewing and discussing with our independent registered public accounting firm and our management quarterly and year-end operating results, reviewing our interim financial statements included in our Quarterly Reports on Form 10-Q, and recommending to our Board the inclusion of our annual financial statements in our Annual Reports on Form 10-K.

A more detailed description of our Audit Committee’s purposes and responsibilities is contained in its charter, which is available online at https://www.riotblockchain.com/investors/corporate-governance.

The Board has affirmatively determined in its business judgment that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules, the Sarbanes-Oxley Act of 2002, and the Nasdaq Market Rules. The Board has determined, in its business judgment, that Mr. D’Ambrosio of the Audit Committee meets the qualifications of an “audit committee financial expert,” as that term is defined under the SEC rules, and that all three members of the Audit Committee are independent of Riot.
The Audit Committee held twelve (12) meetings (including by written consent) during the fiscal year ended December 31, 2021, and four (4) meetings (including by written consent) to date in the fiscal year ending December 31, 2022, including meeting regularly with the Company’s Auditor, both privately and with representatives of the Company’s management present.
Compensation and Human Resources Committee
The Company’s Compensation Committee currently consists of the following three independent directors, each of whom the Board has determined meet the director independence requirements of the Nasdaq Market Rules and applicable SEC regulations for service on a public company’s compensation committee: Hannah Cho, Lance D’Ambrosio and Hubert Marleau, with Ms. Cho serving as the committee’s Chair. The Compensation Committee, among other things, is responsible for:
•	Reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the Chief Executive Officer;
•	Overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•	Negotiating and overseeing employment agreements with officers and directors;
•	Overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives;
•	Establishing and overseeing performance-based incentive programs to attract and retain personnel for positions of substantial responsibility with the Company;
•	Overseeing the Company’s personnel development and training programs, its human resources practices, including oversight of management succession planning; and
•	Overseeing maintenance of the Company’s corporate culture.
A more detailed description of our Compensation Committee’s purposes and responsibilities is contained within its charter, which is available online at https://www.riotblockchain.com/investors/corporate-governance.
When evaluating the compensation of our executive officers, the Compensation Committee evaluates factors including the executive’s responsibilities, experience, and the competitive marketplace. The Compensation Committee may also invite the senior executives and other members of management to participate in their deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the Executive Chairman and Chief Executive Officer may not be present for the deliberation of or the voting with respect to his or her compensation. The Executive Chairman and Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other person, including other executive officers, if any.
The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate. The Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) in connection with the preparation of the Riot Blockchain, Inc. 2019 Equity Plan, which was ratified and approved by the stockholders at the 2019 Annual General Meeting, the First Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, which was ratified and approved by the stockholders at the 2020 Annual General Meeting, and the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, which was ratified and approved by stockholders at the 2021 Annual General Meeting. The Compensation Committee’s retention of Meridian as its compensation advisor with respect to the Compensation Committee’s evaluation of the Company’s compensation practices, including its equity incentive compensation planning, is pursuant to a direct engagement agreement between the committee and Meridian. The Compensation Committee has instructed Meridian to provide comparative information regarding companies of similar size and in related industries as Riot and to analyze the Company’s historical and current compensation to assist the

Compensation Committee with its evaluation of the Company’s compensation practices and future needs. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to Compensation Committee members under the Nasdaq Market Rules and the applicable SEC rules.
The Compensation Committee held seventeen (17) meetings (including by written consent) during the fiscal year ended December 31, 2021, and five (5) meetings (including by written consent) to date in the fiscal year ending December 31, 2022.
Governance and Nominating Committee
The Company’s Governance and Nominating Committee currently consists of the following independent directors, each of whom the Board has determined meet the director independence requirements of the Nasdaq Market Rules and applicable SEC regulations for service on a public company’s governance and nominating committee: Hubert Marleau, Lance D’Ambrosio, and Hannah Cho. Mr. Marleau serves as Chair of the Governance and Nominating Committee. The Governance and Nominating Committee, among other things, is responsible for:
•	Reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
•	Evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
•	Working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
•	Annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
•	Reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Guidelines and committee charters;
•	Recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
•	Overseeing the Company’s compliance program, including the Code of Ethics and Business Conduct; and
•
Overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

A more detailed description of our Governance and Nominating Committee’s purposes and responsibilities is contained within its charter, which is available at our website at: https://www.riotblockchain.com/investors/corporategovernance.
The Board has affirmatively determined that each member of the Governance and Nominating Committee meets the independence criteria applicable to governance and nominating committee members under the Nasdaq Market Rules and applicable SEC rules.
The Governance and Nominating Committee held six (6) meetings (including by written consent) during the fiscal year ended December 31, 2021, and one (1) meeting (including by written consent) to date in the fiscal year ending December 31, 2022.
Consideration of Director Nominees
As specified in our Corporate Governance Guidelines, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance and Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Guidelines. The Governance and Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance and Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.
The Governance and Nominating Committee will consider director candidates properly recommended by stockholders by providing notices of stockholder proposals in compliance with our Bylaws applicable law. The Governance and Nominating Committee’s process for considering such stockholder recommendations is no different than its process for screening and evaluating candidates suggested by directors, our management, or third parties.
DIRECTOR COMPENSATION
It is the Board’s practice to maintain a fair and straightforward non-employee director compensation program that is also designed to be competitive with director compensation programs of the Company’s peers. The Compensation Committee periodically reviews the type and form of compensation paid to our non-employee directors in consultation with independent compensation consultants the Committee engages from time to time and recommends, for approval by the Board, the amount and form of director compensation. In recommending changes to the Company’s director compensation package, the Compensation Committee reviews market data provided by independent compensation consultants and considers whether any changes in director compensation are required to enable the Company to retain talented Board members, who, as members of the Board, are responsible for setting the Company’s strategic vision, overseeing its growth and development, and protecting its stockholders’ interests.
Board members who are also our employees receive no compensation for their service as Board members. Our directors who also served as executive officers, Messrs. Yi and Les, did not receive any additional compensation for their services as directors for the year ended December 31, 2021.
Director Stock Ownership Guidelines
We believe stock ownership by our non-employee directors aligns their interests with the interests of our stockholders. Accordingly, our Board has established Stock Ownership Guidelines (the “Guidelines”) for our non-employee directors who receive equity grants as part of their compensation for serving as such. Such guidelines are expressed as a multiple of each director’s annual cash retainer. It is anticipated that the directors should be able to achieve these Guidelines within five (5) years of the effective date of the Guidelines, January 10, 2022, or if newly appointed to the Board, within five (5) years of joining.
Equity Compensation
Generally, on the date of each annual general meeting of stockholders, each of our non-employee directors is granted restricted stock units (“RSUs”), subject to any interim adjustments authorized by the Compensation Committee and approved by the Board. The shares of our common stock underlying the RSUs granted to non-employee directors vest in quarterly installments beginning on the first quarter following the date of grant (on the same day of the month as the date of grant) but will vest in full on the date of the next annual general meeting of stockholders if not fully vested on such date, subject to continued service through each vesting date. Directors who are appointed mid-year receive a pro-rated RSU grant based on the number of months between their appointment date and the date of our next annual general meeting of stockholders.

Director Compensation Table
The compensation paid or awarded, denominated in U.S. Dollars, to our directors, as of December 31, 2021 for fiscal year 2021 is set forth in the table below.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Benjamin Yi(2)	—	—	—	—
Jason Les(3)	—	—	—	—
Hubert Marleau(4)	57,000	498,250	—	555,250
Hannah Cho(5)	55,571	498,250	—	553,821
Lance D’Ambrosio(6)	38,129	339,125	—	377,254
(1)
The “Stock Awards” column reflects the aggregate grant date fair value for RSU awards granted during the fiscal year ended December 31, 2021, computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements included in our 2021 Annual Report on Form 10-K, as amended on Form 10-K/A, for details as to the assumptions used to determine the grant date fair value of the restricted stock awards. The aggregate number of stock awards outstanding at fiscal year ended December 31, 2021 is 4,182,298, including 4,015,146 unvested shares, as reported in our 2021 Annual Report on Form 10-K, as amended on Form 10-K/A, and 167,152 vested shares.

(2)
Mr. Yi currently serves as our Executive Chairman, making him an executive officer of the Company. Accordingly, commencing May 24, 2021, Mr. Yi no longer receives additional compensation for his services as a director of the Board. Prior to his appointment as our Executive Chairman, Mr. Yi was an independent director on the Board and a member of each of its three standing committees, including serving as chair of the Audit Committee. In accordance with Item 402(k)(2) of Regulation S-K, the 2021 amounts paid to Mr. Yi in consideration of his services as an independent director, Board chair and chair of the Audit Committee prior to his appointment as our Executive Chairman (including cash fees of $64,667 and the 10,000 RSUs awarded to him on February 9, 2021, all of which were vested as of December 31, 2021) are reported under “Executive Compensation Tables”.

(3)
On February 8, 2021, Mr. Les was appointed as our Chief Executive Officer. Accordingly, commencing February 8, 2021, Mr. Les no longer receives additional compensation for his services as a director on the Board. Prior to his appointment as our Chief Executive Officer, Mr. Les was an independent director on the Board and a member of each of its three standing committees, including serving as chair of the Compensation Committee. In accordance with Item 402(k)(2) of Regulation S-K, the 2021 amounts paid to Mr. Les in consideration of his services as an independent director and chair of the Compensation Committee prior to his appointment as our Chief Executive Officer (including cash fees of $12,857) are reported under “Executive Compensation Tables”.

(4)
Mr. Marleau currently serves as an independent director on our Board and as Chair of its Governance and Nominating Committee. Stock awards includes 12,500 RSUs granted at a fair value of $38.96, 2,500 of these rights vested immediately and the remaining 10,000 rights were fully vested as of December 31, 2021, issued under the Company’s 2019 Equity Plan pursuant to an equity award agreement between Mr. Marleau and the Company as compensation for Mr. Marleau’s service as a director for the fiscal year ended December 31, 2021. Pursuant to the equity award agreement, these RSUs vested in 2021 and upon vesting and settlement by the Company, are convertible into shares of our common stock, on a one-for-one basis.

(5)
Ms. Cho currently serves as an independent director on our Board and as Chair of its Compensation Committee. Stock awards includes 12,500 RSUs granted at a fair value of $38.96, 2,500 of these rights vested immediately and the remaining 10,000 rights were fully vested as of December 31, 2021, issued under the Company’s 2019 Equity Plan pursuant to an equity award agreement between Ms. Cho and the Company as compensation for Ms. Cho’s service as a director for the fiscal year ended December 31, 2021. Pursuant to the equity award agreement, these RSUs vested in 2021 and, upon vesting and settlement by the Company, are convertible into shares of our common stock, on a one-for-one basis.

(6)
Mr. D’Ambrosio currently serves as an independent director on our Board and as Chair of its Audit Committee. Stock awards includes 12,500 RSUs granted at a fair value of $27.13, 2,500 of these rights vested immediately and the remaining 7,500 rights were fully vested as of December 31, 2021, issued under the Company’s 2019 Equity Plan pursuant to an equity award agreement between Mr. D’Ambrosio and the Company, as amended, as compensation for Mr. D’Ambrosio’s service as a director for the fiscal year ended December 31, 2021. Pursuant to the equity award agreement, these RSUs vested in 2021 and, upon vesting and settlement by the Company, are convertible into shares of our common stock, on a one-for-one basis.

PROPOSAL NO. 2
RATIFICATION OF AUDITOR APPOINTMENT
We are asking our stockholders to ratify the appointment and engagement by our Audit Committee of Marcum LLP, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although our Bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Marcum LLP to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views on our independent registered public accounting firm. If our stockholders vote against the ratification of Marcum LLP, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the interest of our Company and our stockholders.
The Audit Committee has retained Marcum LLP as the Company’s independent registered public accounting firm, to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2022, to be included on the Company’s annual report on Form 10-K for the same period. The Audit Committee previously retained Marcum LLP to serve as the Company’s independent public accounting firm and to perform such audit services for the fiscal years ended December 31, 2018, 2019, 2020 and 2021. A representative of Marcum LLP is expected to be present virtually at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. During our two most recent fiscal years through December 31, 2021, and the subsequent interim period through July 27, 2022, neither the Company nor anyone on the Company’s behalf consulted Marcum LLP regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Audit Fees
The Company’s Audit Committee currently has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by its independent auditors. These services requiring pre-approval by the Audit Committee may include audit services, audit related services, tax services and other services. All the services performed by the independent registered public accounting firm were approved by the Company’s Audit Committee and prior to performance. The Audit Committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors’ independence.
Aggregate fees billed or expected to be billed for professional services for the years ended December 31, 2021 and 2020 in the following categories and amounts were:
	2021	2020
Audit Fees(1)	$831,025	$413,545
Audit-Related Fees	—	—
Tax Fees(2)	55,220	47,250
All Other Fees	—	—
Total Fees	$886,245	$460,795
(1)
Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees include services rendered by Marcum LLP, our independent registered public accounting firm, for the 2021 and 2020 audits totaling $705,365 and $262,650, respectively. Fees also include services rendered by Marcum LLP for their reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during the first three quarters of 2021 and 2020 totaling $74,160 and $85,490. Audit fees include services, including services related to the review of our registration statements by Marcum LLP, in 2021 and 2020, totaling $51,500 and $65,405.

(2)	Tax Fees include fees for services rendered for tax compliance and related matters. There were no Tax Fees incurred with or services provided by our auditors, Marcum LLP in 2021 or 2020.
Our principal accountant (through its full-time employees) performed all work regarding the audit of our financial statements for the most recently completed fiscal year.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
All of the services performed in the years ended December 31, 2021 and December 31, 2020 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permissible non-audit services to be provided to us by the independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

REPORT OF THE AUDIT COMMITTEE
The following Report of our Audit Committee (“Report”) does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933 (the “Securities Act”), as amended, or the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, except to the extent we specifically incorporate this Report by reference therein.
The role of the Audit Committee is, among other things, to assist the Board in its oversight of the following: the integrity of Riot’s financial statements; Riot’s compliance with relevant legal and regulatory requirements; Riot’s internal controls over financial reporting; the qualifications and independence of Riot’s independent registered public accounting firm; and the performance of Riot’s internal audit functions and that of its independent registered public accounting firm.
The Board has determined that, in its business judgment, all members of the Audit Committee are independent within the meaning of the Nasdaq Market Rules, the Sarbanes-Oxley Act of 2002 and related rules of the SEC.
Riot’s management is responsible for the preparation, presentation and integrity of Riot’s financial statements and the effectiveness of Riot’s system of internal control over financial reporting and disclosure controls and procedures. Management is responsible for maintaining and evaluating appropriate accounting and financial reporting practices and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.
The Audit Committee, on behalf of the Company, engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm for the years ended December 31, 2018, 2019, 2020 and 2021, as well as for the year ending December 31, 2022. Pursuant to its engagement, Marcum is responsible for auditing Riot’s consolidated financial statements and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. Marcum was also responsible for auditing the effectiveness of Riot’s internal control over financial reporting for the years ended December 31, 2018, 2019 and 2021.
The Audit Committee has met and held discussions with the Company’s management and Marcum. The Audit Committee discussed with the Company’s management and Marcum the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with Marcum and Riot’s Chief Financial Officer (principal financial officer and principal accounting officer), with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of Riot’s internal controls over financial reporting and the overall quality of Riot’s financial reporting. Management has represented to the Audit Committee that Riot’s consolidated financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles.
In the performance of its oversight function, the Audit Committee has:
•
Reviewed and discussed Riot’s internal controls over financial reporting with management and Marcum, including a review of management’s report on its assessment and for the years ended December 31, 2021, Marcum’s audit of the effectiveness of Riot’s internal controls over financial reporting and any significant deficiencies or material weaknesses identified by such audit;

•
Considered, reviewed and discussed the audited financial statements with management and Marcum, including a discussion of the quality of the accounting principles, the reasonableness thereof, significant adjustments, if any, and the clarity of disclosures in the financial statements, as well as critical accounting policies and other financial accounting and reporting principles and practices;

•
Discussed with Marcum the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and No. 2410, Related Parties;

•
Received, reviewed and discussed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence; and

•
Reviewed the services provided by Marcum other than its audit services and considered whether the provision of such other services by Marcum is compatible with maintaining its independence, discussed with Marcum its independence, and concluded that Marcum is independent from Riot and its management.

In reliance on the reports, reviews and discussions described in this Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended on Form 10-K/A, for filing with the SEC and for inclusion in the Company’s proxy materials to be provided to the Company’s stockholders in advance of its annual stockholders’ meeting for the year ending December 31, 2022. The Audit Committee also has appointed, and has requested stockholder ratification of the appointment of, Marcum as Riot’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Respectfully submitted,

The Audit Committee of Riot Blockchain, Inc.

Lance D’Ambrosio, Chair
Hubert Marleau
Hannah Cho
No Appraisal Rights
Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Marcum LLP as our independent registered public accounting firm, and we will not independently provide our stockholders with any such rights.
Vote Required
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2:
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
“SAY-ON-PAY”

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
Pursuant to Schedule 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our “named executed officers” as disclosed in this Proxy Statement under the heading “Executive Compensation” beginning on page 29 below. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to weigh in on our named executive officers’ compensation as a whole. The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.
We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders vote gives you, as a stockholder, the opportunity, on a purely advisory basis, to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting “FOR” or “AGAINST” the following resolution (or by choosing to “ABSTAIN” with respect to the resolution):
RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2022 Proxy Statement, as such compensation is disclosed in the Company’s 2022 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.
Because your vote is advisory, it will not be binding on either the Board or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. Your non-binding advisory votes described in this Proposal No. 3 will not be construed: (1) as overruling any decision by the Board, any Board Committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board, any Board Committee or the Company.
We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) annually. Stockholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2025 annual general meeting of stockholders.
Vote Required
The advisory vote to approve the compensation of our named executive officers will be approved if the majority of the votes cast on this proposal are cast “FOR” the proposal. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3:
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
This Compensation Discussion and Analysis provides an overview of our executive compensation program for fiscal year 2021 and our executive compensation philosophies and objectives, as well as the compensation awarded to our fiscal year 2021 Named Executive Officers (the “NEOs”) (within the meaning of Item 402(a)(3) of Regulation S-K), who are listed below.
Executive Officers and Management
During 2021, the Board unanimously appointed the following individuals as our executive officers, who each hold the office set forth opposite his or her name.
Name	Age	Principal Occupation	Executive Officer Since
Benjamin Yi	40	Executive Chairman	2021
Jason Les	36	Chief Executive Officer (Principal Executive Officer)	2021
Jeffrey McGonegal	71	Chief Financial Officer (Principal Financial and Accounting Officer)	2003
Megan Brooks	39	Chief Operating Officer (former)	2021
William R. Jackman	39	General Counsel and Corporate Secretary	2021
Benjamin Yi
Mr. Yi has served on our Board since 2018. He was appointed to serve as our Executive Chairman on May 24, 2021. As our Executive Chairman, Mr. Yi continues to serve as Chair of the Board as a non-independent executive director. In this role, he is directly involved in our day-to-day operations, playing a key role in setting and fulfilling the Board’s strategic aims for the Company. A more complete biography of Mr. Yi and discussion of his qualifications can be found under the section “Information Regarding Directors” beginning on page 9 of this Proxy Statement.
Jason Les
Mr. Les has served as our Chief Executive Officer (principal executive officer) (“CEO”) since February 2021 and as a member of the Board since 2017. Mr. Les continues to serve as a member of our Board as a non-independent executive director. In this role, he is responsible for overseeing the operations of the Company and for helping to establish and then execute the Board’s strategic vision. A more complete biography of Mr. Les and discussion of his qualifications can be found under the section “Information Regarding Directors” beginning on page 9 of this Proxy Statement.
Jeffrey McGonegal
Mr. McGonegal currently serves as the Chief Financial Officer (principal financial officer) (“CFO”) of the Company. On February 8, 2021, the Company announced that Mr. McGonegal, who was appointed CEO in early 2019, would return to focus on his long-standing position as the Company’s CFO. Mr. McGonegal had previously served as the Company’s long time CFO until April 2018 and subsequently had been assisting Riot in a consulting role before assuming the role of CEO of the Company in early 2019. He served as Corporate Secretary and served as interim President in December 2004 and January 2005.
Mr. McGonegal has been an executive officer of the Company since 2003 and he brings a wealth of public company executive and financial reporting experience, including senior leadership roles working primarily with public entities by assisting them with financing, merger, and acquisition transactions, to the position of CFO of the Company. His career has spanned over forty years in senior leadership roles, working primarily with public entities (including the Company) both as an outside accountant and as chief financial and/or accounting officer, during which time he assisted these companies with financing, mergers and acquisitions, and other significant transactions. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP (predecessor to BDO USA, LLP) (“BDO”). While at BDO, Mr. McGonegal served as Managing Partner of the Denver, Colorado office. He received a Bachelor of Science in Accounting degree from Florida State University.

Megan Brooks
Effective April 7, 2022, Ms. Brooks resigned as Riot’s Chief Operating Officer, and from all other positions with the Company. Ms. Brooks was appointed to serve as the Company’s Chief Operating Officer (principal operating officer) (“COO”) on April 6, 2021. Ms. Brooks joined the Company in 2018 and has most recently served as its Vice President of Finance, where she facilitated the Company’s mining operations, including hardware procurement, site evaluation and project management at the direction of the Company’s CEO and CFO.
Ms. Brooks has more than two decades of experience in operations, risk management and finance. Prior to joining the Company in 2018, Ms. Brooks served as Vice President of Operations for Capstone Associated Services, Ltd., from 2006 to 2017. Ms. Brooks brought her experience in emerging industries and navigating new regulatory environments to the position of Chief Operating Officer. She holds a B.S. in Finance along with a Master of Accountancy Certificate from the University of Houston, C.T. Bauer College of Business, with a certification in risk management, and is a licensed Risk Manager.
William R. Jackman, Esq.
Mr. Jackman has served as General Counsel and Corporate Secretary of the Company since July 2021. As General Counsel, Mr. Jackman manages the Company’s legal affairs drawing upon his unique business and legal acumen to support the Riot leadership team and navigates strategic decisions by developing innovative solutions.
Mr. Jackman has represented Riot since September 2018 as external counsel, prior to joining the management team in July 2021. Previously, Mr. Jackman represented S&P 500 companies as well as other public companies in the areas of securities laws, mergers and acquisitions, and power generation. Additionally, he is a former member of several distinguished law firms including, a global AM100 law firm, and one the largest global law firms in Canada. In 2014, he served a secondment at the Ontario Securities Commission (OSC) in the Corporate Finance division.
Mr. Jackman holds dual juris doctorate law degrees from the Universities of Windsor and Detroit, as well as an MBA from Nova Southeastern, specializing in corporate finance, where he graduated among the top of his classes in each degree. Mr. Jackman is a member of the New York, Florida and Ontario Bar Associations.

EXECUTIVE COMPENSATION
Compensation Philosophy and Objectives
Compensation Philosophy
We believe our people are the core driving force behind our long-term success. Our compensation philosophy is designed to align compensation with the Company’s business objectives and the creation of stockholder value. Accordingly, we compensate our executive officers with a mix of cash salaries, annual performance-based cash bonuses based on the executive officer’s individual performance, and time-based equity and performance-based equity awards granted under the Company’s 2019 Equity Plan. These equity awards are generally awarded as grants of restricted stock units (“RSUs”) that vest, in the case of RSUs subject to a service requirement, in connection with the recipient’s continuing service with the Company though the designated vesting date for the applicable award or portion of the award, and in the case of performance-based awards, upon the Company’s achievement of certain performance metrics, as determined by the Compensation Committee as the administrator of the Company’s 2019 Equity Plan. We believe granting our executives (and our employees more generally) equity compensation encourages them to operate like owners, linking their financial interests with the interests of our stockholders. As the Company grows, we will continue to evaluate our compensation philosophy and programs to ensure they continue to meet our objectives.
Compensation Objectives
We designed our compensation program for all employees, including our named executive officers, to support our four main compensation objectives:
•	Market Competitiveness: Ensure our ability to recruit and retain the most talented people in a competitive market;
•
Performance Focused: Motivate our employees to deliver the highest level of performance over the short-, medium-, and long-term by making a substantial percentage of total executive compensation variable, or “at risk”, based on individual or Company performance;

•
Balanced: Pay for performance metrics designed to ensure our mix of fixed and variable, “at risk” compensation fairly balances with our goals of attracting and retaining top talent, while motivating employees to be high-performing through an appropriate balance of short-, medium-, and long-term incentive awards; and

•
Alignment with Stockholders: Align employee and stockholder interests by collectively sharing in long-term success by granting employees time-based and performance-based equity awards to motivate them to continually deliver the highest level of performance to drive the Company’s strategic objectives forward.

Our Executive Compensation Programs for 2021
Compensation Element	Designed to Reward	Relationship to Compensation Strategy
Base Salary	Related job experience, knowledge of the Company and our industry, and continued dedicated employment with sustained performance	Attract and retain talented executive officers through competitive pay programs
Annual Cash Bonus Incentive (“AIP”)	Achievement of the Company’s annual financial and operational objectives	Motivate executive officers to achieve and exceed annual business objectives. Manage total compensation costs and align them with financial performance

Equity Compensation Time-Based Restricted Stock Units and Performance-Based Restricted Stock Units	Increased stockholder value through achievement of long-term strategic goals and retention of top talent to the Company	Align executive officers and stockholder interests to optimize stockholder value. Motivate executive officers to achieve and exceed long-term business objectives

Role of Our Compensation and Human Resources Committee
The Board has delegated to its Compensation Committee the authority and responsibility for evaluating, overseeing, and approving the Company’s executive compensation, and for overseeing and administering the Company’s compensation policies and programs, including administering the Company’s 2019 Equity Plan and its other employee benefit plans and programs. When evaluating the compensation of our executive officers, the Compensation Committee evaluates factors including the executive’s responsibilities, experience and the competitive marketplace. The Compensation Committee may also invite the Company’s senior executives and other members of management to participate in its deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the Executive Chairman and Chief Executive Officer may not be present for the Compensation Committee’s deliberations of, or voting to approve, his or her compensation. Named executive officers may, however, be present for the deliberation of, or the voting to approve, the compensation for any other officer. The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate.
Role of the Compensation Consultant
On an annual basis, the Compensation Committee directs its compensation consultant, Meridian, to review the Company’s compensation practices. Based on Meridian’s assessment, the Compensation Committee determines whether the overall executive compensation program is consistent with our business strategy and objectives and promotes our compensation philosophy. The Compensation Committee also takes into account the performance, experience, skills, level of responsibility and future potential of each named executive officer rather than adhering to a specific benchmarked percentage for any of our named executive officers.
Taking into consideration the independence factors in the Nasdaq Market Rules, the Compensation Committee has made the determination that, in its business judgment, Meridian was independent and that its work did not raise any conflicts of interest.
Fiscal Year 2020 Stockholder Advisory Vote Results
At the 2021 Annual General Meeting, the Company’s stockholders approved the advisory proposal regarding the compensation of the Company’s NEOs with approximately 94.2% of the votes cast in favor of our executive compensation programs (excluding abstentions/broker non-votes). The Board appreciates the stockholders’ continued support of the Company’s compensation philosophy and objectives. This support reaffirms to the Board the appropriateness, effectiveness and market competitiveness of the Company’s executive compensation programs, including continued emphasis on programs that reward our executive officers for generating sustainable profitability and delivering long-term value for our stockholders. The Board and the Compensation Committee will continue to consider the results of the Company’s annual stockholder advisory votes when making future compensation decisions for our executive officers, including the NEOs.
Executive Peer Group
The Compensation Committee evaluates the Company’s executive compensation programs in comparison to those of a select peer group consisting of fourteen similarly situated professional services companies. The peer group is used to compare total direct compensation and the mix of compensation elements for each NEO against peer group positions with similar responsibilities.
Summary Compensation Table
The compensation we paid to our NEOs for fiscal years 2021, 2020 and 2019 is summarized in the table below:
and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)
Jason M. Les(3) Chief Executive Officer (principal executive officer)	2021	631,887(4)	—	20,155,500	1,085,963(5)	3,518(6)	21,876,868
	2020	—	—	—	—	—	—
	2019	—	—	—	—	—	—

and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)
Jeffrey G. McGonegal(7) Chief Financial Officer (principal financial officer)	2021	354,077	—	17,229,300	601,931	11,162(8)	18,196,470
	2020	294,103	90,000	300,000	—	14,478	698,581
	2019	252,248	—	175,000	—	89,191	516,439
Megan M. Brooks(9) Chief Operating Officer (former)	2021	261,410	—	15,245,540	444,397	95,355(10)	16,046,702
	2020	175,000	78,000	144,000	—	4,970	401,970
	2019	136,250	—	15,000	—	4,232	155,482
Benjamin Yi(11) Executive Chairman	2021	484,857(12)	—	20,123,600(13)	732,153(14)	5,331(15)	21,345,941
	2020	—	—	—	—	—	—
	2019	—	—	—	—	—	—
William Jackman General Counsel	2021	147,885	—	12,822,179	230,155	—	13,200,218
	2020	—	—	—	—	—	—
	2019	—	—	—	—	—	—
(1)
Amounts reported in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic 718, of the time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) awards granted to the named executive officer, based on the closing price per share of our Common Stock as of the grant date, as reported on the Nasdaq Capital Market. These amounts do not necessarily correspond to the actual value that may be recognized by the named executive officer, which depends, among other things, on the vesting of the applicable RSUs or PSUs, and the closing price per share of our Common Stock as of settlement of the vested award. Vested RSUs and PSUs are convertible into shares of the Company’s common stock on a one-for-one basis, subject to any net settlement for taxes permitted under the 2019 Equity Plan and as approved by the Compensation Committee. Refer to our Annual Report on Form 10-K, and amendments thereto on Form 10-K/A filed March 16, 2022 and May 2, 2022 respectively for further discussion.

(2)
During 2021, the Compensation Committee adopted the Annual Incentive Plan (AIP), as discussed under the heading “Key Elements of Executive Compensation” under Item 11 of our Annual Report on Form 10-K, and amendments thereto on Form 10-K/A filed March 16, 2022 and May 2, 2022 respectively, which awards non-equity incentive compensation to executive officers and eligible employees based on achievement of designated performance targets during the applicable year. AIP performance targets are established annually as a percentage of the named executive officer’s base salary and are awarded based on the named executive officer’s achievement of the performance targets established during the indicated year.

(3)
On February 8, 2021, Mr. Les was appointed as Riot’s Chief Executive Officer, and, though he resigned, effective as of February 8, 2021, from all of his positions on each of the Board’s three standing committees, he continues to serve as an executive director on the Board for no additional compensation.

(4)
Reflects the following amounts paid to Mr. Les as compensation for services in 2021: (a) $215,538 in cash and 8.958 Bitcoin, with an aggregate fair value of $403,492 (measured as of the quarterly Bitcoin payment date), representing his 2021 base salary as Riot’s Chief Executive Officer of $240,000 cash, plus 10 Bitcoin, prorated based on his February 8, 2021 employment start date; and (b) $12,857 in cash fees paid to him as compensation for his service as an independent director on the Board for the period prior to February 8, 2021.

(5)	The 2021 AIP bonus for Mr. Les includes $366,415 in cash and 15.2673 Bitcoin, with an aggregate fair value of $719,548, measured as of December 31, 2021.
(6)	Reflects the amounts paid on behalf of Mr. Les in 2021 for medical insurance coverage after his appointment as Riot’s Chief Executive Officer on February 8, 2021, at a total cost of $3,518 in 2021.
(7)
Effective February 7, 2021, Mr. McGonegal transitioned from being Chief Executive Officer to focus exclusively on his longtime position as the Company’s Chief Financial Officer pursuant to the Second Amendment to the Amended and Restated McGonegal Executive Employment Agreement. Prior to steeping down, Mr. McGonegal had served as the Company’s Chief Executive Officer commencing February 5, 2019, and, effective August 15, 2019, simultaneously as its Chief Financial Officer.

(8)
Includes the amounts paid to or on behalf of Mr. McGonegal for medical insurance at a total cost of $11,162 and $14,478 in 2021 and 2020, respectively. The amount included in “All Other Compensation” for 2019 for Mr. McGonegal represent an award of $75,000 in 2019 under his 2019 employment agreement relating to taxes due on the settlement of vested RSUs granted under the 2019 Equity Plan, and the amount paid on his behalf for medical insurance at a total cost of $14,191 in 2019.

(9)
Effective April 7, 2022, Ms. Brooks resigned as Riot’s Chief Operating Officer, and from all other positions with the Company. She agreed to stay on for a three-month consulting period ending July 7, 2022, in exchange for certain equity and cash fees as discussed in this Proxy Statement and under Part III, Item 12, of our Annual Report on Form 10-K, and amendments thereto on Form 10-K/A, below. Prior to her resignation, Ms. Brooks served as Riot’s Chief Operating Officer, commencing April 6, 2021. Prior to her appointment as Chief Operating Officer, Ms. Brooks had served as the Company’s Vice President of Finance.

(10)	Includes Ms. Brook’s $90,000 relocation benefit and the amounts paid to or on her behalf for medical insurance at a total cost of $5,355, $4,970, $4,232 in 2021, 2020, and 2019 respectively.
(11)
Effective May 24, 2021, Mr. Yi was appointed as Riot’s Executive Chairman, in which role he serves as both Board chair and as an executive officer of the Company. Following his appointment as Executive Chairman, he no longer receives separate compensation for his service as a director on the Board, including as Board chair.

(12)
Reflects the following amounts paid to Mr. Yi as compensation for his services in 2021: (a) $144,516 in cash and 6.048 Bitcoin, with an aggregate fair value of $275,664 (measured as of the quarterly Bitcoin payment date), representing his 2021 base salary as Riot’s Executive Chairman of $240,000 cash, plus 10 Bitcoin, prorated based on his May 24, 2021 employment start date; and (b) $64,668 in director fees paid to him as compensation for his service as an independent director on the Board for 2021, prior to his appointment as Executive Chairman on May 24, 2021.

(13)
Includes the 10,000 RSUs awarded to Mr. Yi on February 9, 2021 as compensation for his services as an independent director on the Board (prior to his appointment as Executive Chairman on May 24, 2021), as well as the RSUs and PSUs awarded to Mr. Yi as compensation for his services as our Executive Chairman.

(14)	The 2021 AIP bonus for Mr. Yi includes $247,036 in cash and 10.293 Bitcoin, with an aggregate fair value of $485,117, measured as of December 31, 2021.
(15)	Reflects the amounts paid on behalf of Mr. Yi in 2021 for medical insurance coverage after his appointment as Riot’s Executive Chairman on May 24, 2021, at a total cost of $5,331 in 2021.
Grants of Plan-Based Awards Table
The following table presents, for each of our named executive officers for the year ended December 31, 2021, information concerning each grant of an equity award made during the year ended December 31, 2021. This information supplements the information about these awards set forth in the foregoing Summary Compensation Table.
Name	Grant Date	Type of Award	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(1)	Estimated Future Payouts Under Equity Incentive Plan Awards (2)		All other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3) (#)
			Target ($)	Target ($)	Maximum ($)
Jason Les Chief Executive Officer (Principal Executive Officer)	February 8, 2021	RSU	—	—	—	25,000	819,750
	February 8, 2021	AIP(4)	656,650	—	—	—	—
	August 12, 2021	PSU	—	525,000	525,000	—	19,335,750
Jeffrey McGonegal Chief Financial Officer (Principal Financial Officer)	February 7, 2021	RSU	—	—	—	20,000	655,800
	February 7, 2021	AIP	360,000	—	—	—	—
	August 12, 2021	PSU	—	450,000	450,000	—	16,573,500
Benjamin Yi Executive Chairman	February 9, 2021	RSU(5)	—	—	—	10,000	398,600
	May 24, 2021	RSU(6)	—	—	—	15,000	389,250
	May 24, 2021	AIP(7)	432,655	—	—	—	—
	August 12, 2021	PSU	—	525,000	525,000	—	19,335,750
Megan Brooks Chief Operating Officer (former)	April 6, 2021	RSU	—	—	—	6,000	324,600
	April 6, 2021	AIP	261,410	—	—	—	—
	August 12, 2021	PSU	—	400,000	400,000	—	14,732,000
	November 5, 2021	RSU(8)	—	—	—	6,000	188,940
William Jackman General Counsel	July 5, 2021	RSU	—	—	—	10,630	299,979
	July 5, 2021	AIP	147,885	—	—	—	—
	August 12, 2021	PSU	—	340,000	340,000	—	12,522,200
(1)
The Compensation Committee grants Non-Equity Incentive Plan Awards to its named executive officers under the AIP on an annual basis pursuant to an employment agreement between the Company and the named executive officer. The target amount for each named executive officer’s AIP award for the year ended December 31, 2021 was set at 100% of the named executive officer’s base salary, based on the Compensation Committee’s evaluation of the named executive officer’s individual performance during the year. There are no minimum award thresholds or maximum award amounts established under the AIP, and individual named executive officers’ AIP bonuses are determined based on the Compensation Committee’s assessment of their achievement of individual performance objectives during the year. See the discussion of the AIP in the Compensation Discussion and Analysis under Item 11 of our Annual Report on Form 10-K, and amendments thereto on Form 10-K/A.

(2)
The vesting schedule for each RSU award is set forth in the “Outstanding Equity Awards at 2021 Fiscal Year-End” table below, and the vesting conditions applicable to PSU awards are discussed under the heading “Performance-Based Restricted Stock Unit Plan” under the Compensation Discussion and Analysis section under Item 11 of our Annual Report on Form 10-K, and amendments thereto on Form 10-K/A.

(3)
In accordance with SEC requirements, these amounts reflect the aggregate grant date fair value based upon achievement of the target performance goal, excluding the effect of estimated forfeitures. The amounts reported do not reflect compensation actually received by the named executive officers.

(4)
Based on Mr. Les’ base salary for 2021 of $240,000 cash and 10 Bitcoin, prorated as of the start of his employment on February 8, 2021, the 2021 AIP Target amount for Mr. Les was $656,650, consisting of $215,538 cash and 8.958 Bitcoin (or $441,112, based on the average price of one Bitcoin on February 8, 2021). The actual U.S. Dollar amount of the Bitcoin ultimately awarded to Mr. Les under the AIP for 2021 is disclosed in the “Non-Equity Incentive Plan Compensation” column of the foregoing Summary Compensation Table.

(5)	On February 9, 2021, Mr. Yi was awarded 10,000 RSUs under the 2019 Equity Plan as compensation for his service as an independent director on the Board for 2021.

(6)	On May 24, 2021, Mr. Yi was awarded 15,000 RSUs under the 2019 Equity Plan in connection with his appointment as Executive Chairman, as compensation for services.
(7)
Based on Mr. Yi’s base salary for 2021 of $240,000 cash and 10 Bitcoin, prorated as of the start of his employment on February 8, 2021, the 2021 AIP Target amount for Mr. Yi was $432,655, consisting of $209,193 cash and 6.048 Bitcoin (or $234,094, based on the average price of one Bitcoin on May 24, 2021). The actual U.S. Dollar amount of the Bitcoin ultimately awarded to Mr. Yi under the AIP for 2021 is disclosed in the “Non-Equity Incentive Plan Compensation” column of the foregoing Summary Compensation Table.

(8)
On November 5, 2021, Ms. Brooks was awarded an additional 6,000 RSUs under the 2019 Equity Plan as compensation for her services as our (former) Chief Operating Officer pursuant to an amendment to her executive employment agreement dated as of that date. These 6,000 RSUs are eligible to vest in four equal quarterly installments following the grant date, commencing January 1, 2022.

Outstanding Equity Awards at Fiscal Year End Table
The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2021:
			Non-Equity Incentive Plan Stock Awards		Equity Incentive Plan Awards
Name	Grant Date	Type of Award(1)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (2)	Number of Unearned and Unvested Shares or Units of Stock	Market Value of Unearned and Unvested Shares or Units of Stock (2)
			#	($)	#	($)
Jason Les(3) Chief Executive Officer (Principal Executive Officer)	February 27, 2020	RSU	288,617	6,444,818	—	—
	February 8, 2021	RSU	6,250	139,563	—	—
	August 12, 2021	PSU	—	—	475,000	10,606,750
Jeffrey McGonegal(4) Chief Financial Officer (Principal Financial Officer)	February 7, 2021	RSU	5,000	111,650	—	—
	August 12, 2021	PSU	—	—	406,000	9,065,980
Benjamin Yi(5) Executive Chairman	February 27, 2020	RSU	288,617	6,444,818	—	—
	May 24, 2021	RSU	7,500	167,475	—	—
	August 12, 2021	PSU	—	—	475,000	10,606,750
Megan Brooks(6) Chief Operating Officer (Former)	April 6, 2021	RSU	3,000	66,990	—	—
	August 12, 2021	PSU	—	—	360,000	8,038,800
	November 5, 2021	RSU	6,000	133,980	—	—
William Jackman(7) General Counsel	July 5, 2021	RSU	5,315	118,684	—	—
	August 12, 2021	PSU	—	—	304,000	6,788,320
(1)
All awards were granted under the 2019 Equity Plan pursuant to equity award agreements between the named executive officer and the Company as of the Grant Date shown. RSUs vest upon specified vesting dates (e.g., vesting in arrears following the end of each fiscal quarter completed after the grant date), provided the recipient’s service with the Company has not ceased prior to the vesting date. Unvested PSUs are eligible to vest upon the Company’s achievement of the Performance Objectives specified under the Performance Plan, provided the recipient’s service with the Company has not ceased prior to the date the Compensation Committee certifies the achievement of the Performance Objectives (or a portion thereof) relating to the Target Award. For additional information regarding the Performance Plan, see “Performance-Based Restricted Stock Unit Plan” under Item 11 of our Annual Report on Form 10-K, and amendments thereto on Form 10- K/A. Subject to any provisions relating to accelerated vesting upon a change in control or post-termination, unvested RSUs and PSUs are subject to forfeiture if a separation from service occurs prior to the vesting event. See “Potential Payments Upon Termination or Change in Control” under Item 11 of our Annual Report on Form 10-K, and amendments thereto on Form 10-K/A.

(2)	Based on the closing price per share of our Common Stock on December 31, 2021 of $22.33, as reported on the Nasdaq Capital Market.
(3)
Mr. Les was appointed our Chief Executive Officer, effective February 8, 2021. Prior to his appointment, he served as an independent director on the Board. The outstanding equity awards as of December 31, 2021 include: (a) 288,617 RSUs granted on February 27, 2020 in connection with Mr. Les’ service as an independent director for the years ended December 31, 2019 and 2020, which vested 100% as of March 31, 2022; (b) 6,250 RSUs, representing the unvested and unconverted portion, as of December 31, 2021, of the 25,000 RSUs awarded on February 8, 2021 pursuant to the executive employment agreement between Riot and Mr. Les dated as of that date, which were eligible to vest in four equal quarterly installments following the grant date; and (c) 475,000 unvested PSUs, representing the unvested and unconverted portion of Mr. Les’ total Target Award of 525,000 PSUs, which were granted on August 12, 2021 pursuant to the Performance Plan established by the Compensation Committee under the Company’s 2019 Equity Plan. The vesting of PSUs is contingent upon Riot’s achievement of Performance Objectives under the Performance Plan, and the final number of vested PSUs may be less than the Target Award, depending on the Company’s future performance.

(4)
Includes: (a) 5,000 RSUs representing the unvested and unconverted portion, as of December 31, 2021, of the 20,000 RSUs awarded on February 7, 2021 pursuant to the executive employment agreement between Riot and Mr. McGonegal dated as of that date, which are eligible to vest in four equal quarterly installments following the grant date; and (b) 406,000 PSUs, representing the unvested and unconverted portion, as of December 31, 2021, of Mr. McGonegal’s total Target Award of 450,000 PSUs, which were granted on August 12, 2021 pursuant to the Performance Plan established by the Compensation Committee under the Company’s 2019 Equity Plan. The vesting of PSUs is contingent upon Riot’s achievement of Performance Objectives under the Performance Plan, and the final number of vested PSUs may be less than the Target Award, depending on the Company’s future performance.
(5)
Includes: (a) 7,500 RSUs, representing the unvested portion, as of December 31, 2021, of the 15,000 RSUs awarded on May 24, 2021 pursuant to the executive employment agreement between Riot and Mr. Yi dated as of that date, which are eligible to vest in four equal quarterly installments following the grant date; and (b) 475,000 PSUs, representing the unvested and unconverted portion, as of December 31, 2021, of Mr. Yi’s total Target Award of 525,000 PSUs, which were granted on August 12, 2021 pursuant to the Performance Plan established by the Compensation Committee under the Company’s 2019 Equity Plan. The vesting of PSUs is contingent upon Riot’s achievement of Performance Objectives under the Performance Plan, and the final number of vested PSUs may be less than the Target Award, depending on the Company’s future performance.

(6)
Includes: (a) 3,000 RSUs, representing the unvested portion, as of December 31, 2021, of the 6,000 RSUs awarded on April 6, 2021 pursuant to the executive employment agreement between Riot and Ms. Brooks dated as of that date, which are eligible to vest in four equal quarterly installments following the grant date; (b) 6,000 RSUs, representing the unvested portion, as of December 31, 2021, of the 6,000 RSUs awarded on November 5, 2021 pursuant to the first amendment to the executive employment agreement between Riot and Ms. Brooks dated as of that date, which are eligible to vest in four equal quarterly installments following the grant date, commencing on January 1, 2022; and (c) 360,000 PSUs, representing the unvested and unconverted portion, as of December 31, 2021, of Ms. Brooks’ total Target Award of 400,000 PSUs, which were granted on August 12, 2021 pursuant to the Performance Plan established by the Compensation Committee under the Company’s 2019 Equity Plan. The vesting of PSUs is contingent upon Riot’s achievement of Performance Objectives under the Performance Plan, and the final number of vested PSUs may be less than the Target Award, depending on the Company’s future performance.

(7)
Includes: (a) 5,315 RSUs representing the unvested portion, as of December 31, 2021, of the 10,360 RSUs awarded on July 5, 2021 pursuant to the executive employment agreement between Riot and Mr. Jackman dated as of that date, which are eligible to vest in four equal quarterly installments following the grant date; and (b) 304,000 PSUs, representing the unvested and unconverted portion, as of December 31, 2021, of Mr. Jackman’s total Target Award of 340,000 PSUs, which were granted on August 12, 2021 pursuant to the Performance Plan established by the Compensation Committee under the Company’s 2019 Equity Plan. The vesting of PSUs is contingent upon Riot’s achievement of Performance Objectives under the Performance Plan, and the final number of vested PSUs may be less than the Target Award, depending on the Company’s future performance.

Option Exercises and Stock Vested Table
The following table presents, for each of the named executive officers, the number of shares of Riot’s common stock underlying the stock options, PSUs and RSUs which vested during 2021, as well as the aggregate value realized upon the exercise of such vested options and the settlement of such vested of PSUs and RSUs.
		Option Awards		Stock Awards
Name	Type of Award	Number of Shares Acquired Upon Exercise	Value Realized Upon Exercise (1)	Number of Shares Acquired Upon Vesting	Value Realized Upon Vesting (2)
		(#)	($)	(#)	($)
Jason Les Chief Executive Officer (Principal Executive Officer)	RSU	—	—	18,750	714,625
	PSU	—	—	50,000	1,806,418
Jeffrey McGonegal(3) Chief Financial Officer (Principal Financial Officer)	Option	12,000	294,600	—	—
	RSU	—	—	67,447	2,219,003
	PSU	—	—	44,000	1,589,468
Benjamin Yi Executive Chairman	RSU	—	—	17,500	581,087
	PSU	—	—	50,000	1,806,418
Megan Brooks Chief Operating Officer (Former)	RSU	—	—	32,269	1,661,878
	PSU	—	—	39,999	1,445,099
William Jackman General Counsel	RSU	—	—	5,314	127,615
	PSU	—	—	36,000	1,300,620
(1)
Calculated by multiplying (i) the fair market value of Riot’s common stock on the exercise date, which was determined using the closing price on the Nasdaq Capital Market of a share of Riot’s common stock on the date of exercise, minus the stated exercise price, by (ii) the number of shares of common stock acquired upon exercise.

(2)
Calculated by multiplying (i) the fair market value of Riot’s common stock on the vesting date, which was determined using the closing price on the Nasdaq Capital Market of a share of Riot’s common stock on the date prior to the day of vesting, or if such day falls on a weekend or holiday, on the immediately preceding trading day, by (ii) the number of shares of Riot’s common stock underlying the vested RSU or PSU, as appropriate.

(3)
On December 6, 2021, Mr. McGonegal exercised vested options to purchase 12,000 shares of Riot’s Common Stock at the exercise price of $4.09 per share, via cashless exercise at the market price of $28.64 per share, the closing price of shares of Riot’s stock on the exercise date, resulting in 10,286 shares available for issuance. After net settlement for taxes as permitted under the 2019 Equity Plan and approved by the Compensation Committee, Mr. McGonegal was issued 8,572 shares of Riot’s Common Stock. Such options were award to Mr. McGonegal under the predecessor to the 2019 Equity Plan, which was superseded by the 2019 Equity Plan upon its adoption in 2019.
Stock Ownership Requirements
We established stock ownership requirements to ensure that our NEOs hold a meaningful equity stake in the Company and, by doing so, link their interests with those of our stockholders. Stock directly or indirectly owned (for example, through a trust), along with unvested RSUs (if any), are included in the calculation of ordinary shares owned for purposes of the ownership requirements. NEOs are expected to meet the ownership requirements within five (5) years of the date upon which the NEO first becomes subject to the requirements.
Our NEOs are required to own shares in an amount equal to an applicable target value based on a multiple of annual base salary. Our NEOs are required to meet the requirements by the following ownership requirement dates.
Named Executive Officer	Role	Ownership Date	Ownership Guideline Salary Multiple	Guideline Met(1)
Jason Les	Chief Executive Officer	January 10, 2027	5x	In Progress
Jeffrey McGonegal	NEO	January 10, 2027	3x	In Progress
Benjamin Yi	Executive Chairman	January 10, 2027	5x	In Progress
William Jackman	NEO	January 10, 2027	3x	In Progress
(1)	As of June 1, 2022.
Executive Employment Agreements
The Company has entered into employment agreements with, and provides post-employment benefits to, its named executive officers as follows:
Benjamin Yi, Executive Chairman
On May 24, 2021, we entered into an executive employment agreement with Mr. Yi, pursuant to which he has agreed to serve as our Executive Chairman for a three-year term, which renews for successive one-year terms after the expiration of the initial term. As compensation for his services as our Executive Chairman, Mr. Yi will receive a prorated annual base salary of $240,000 in cash, plus ten Bitcoin, and is eligible to receive additional incentive bonuses under the AIP. The Company pays the cash aspect of Mr. Yi’s base salary in accordance with its regular payroll practices, and the Bitcoin aspect of his base salary is paid out on a quarterly basis as of the end of the quarter (each a “Bitcoin payment date”). Mr. Yi was also granted an equity award of 15,000 restricted stock units under and pursuant to the 2019 Equity Plan, which are eligible to vest in four equal quarterly installments following his appointment as Executive Chairman. These restricted stock units are convertible into shares of our common stock on a one-for-one basis following vesting, in accordance with the terms of the applicable equity award agreement. As additional compensation for his services as our Executive Chairman, Mr. Yi is also eligible to receive periodic grants of equity awards, including incentive compensation awards, which will be subject to vesting schedules and other terms and conditions, as set forth in equity award agreements with the Company, to be entered into as of the date of such future awards. Any equity Mr. Yi may receive pursuant to his executive employment agreement will be awarded under the 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of his employment as our Executive Chairman.
During the fiscal year ended December 31, 2020, Mr. Yi served as an independent director on our Board and was not an officer or employee of the Company. As a director, Mr. Yi received equity awards of 227,642 restricted stock units under the Company’s 2019 Equity Plan, pursuant to an equity award agreement with the Company, which vest in intervals and are eligible to be settled in accordance with the Company’s regular compensation procedures.
Jason Les, Chief Executive Officer
On February 8, 2021, we entered into an executive employment agreement with Mr. Les, pursuant to which he has agreed to serve as our Chief Executive Officer (principal executive officer) for a five-year term, which renews for successive one-year terms after the expiration of the initial term. As compensation for his services as our Chief Executive Officer, Mr. Les will receive a prorated annual base salary of $240,000 in cash, plus ten Bitcoin, and is eligible to receive additional incentive bonuses under the AIP, which will be paid in accordance with the Company’s regular payroll practices, with the Bitcoin aspect of his base salary being on the quarterly Bitcoin payment dates. Mr. Les was also awarded an initial equity award of 25,000 restricted stock units under and pursuant to the 2019 Equity Plan, which are eligible to vest in four equal quarterly installments on the first day following the end of each fiscal quarter following his appointment as Chief Executive Officer. These restricted stock units are convertible into shares of our common stock on a one-for-one basis following vesting, in accordance with the terms of the applicable equity award agreement As additional compensation for his services as our Chief Executive Officer, Mr. Les is also eligible to receive periodic grants of equity awards, including incentive compensation awards, which will be subject to vesting schedules and other terms and conditions, as set forth in equity award agreements with the Company, to be entered into as of the date of such future awards. Any equity Mr. Les may receive pursuant to his executive employment agreement will be awarded under the 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of his employment as our Chief Executive Officer.
During the fiscal year ended December 31, 2020, Mr. Les served as an independent director on our Board and was not an officer or employee of the Company. As a director, Mr. Les received equity awards of 288,617 restricted stock units under the Company’s 2019 Equity Plan, pursuant to an equity award agreement with the Company, which vest in intervals and are eligible to be settled in accordance with the Company’s regular compensation procedures.
Jeffrey McGonegal, Chief Financial Officer
On February 8, 2021, we entered into an executive employment agreement with Mr. McGonegal, pursuant to which he has agreed to serve as our Chief Financial Officer (principal financial and accounting officer) for a one-year term to focus on his long-standing position as the Company’s Chief Financial Officer. As our Chief Financial Officer, Mr. McGonegal will be paid an annual base salary of $360,000 and is eligible to receive additional cash incentive bonuses under the AIP, which amounts will be paid in accordance with the Company’s regular payroll practices as compensation for his services as Chief Financial Officer. Upon entry into his current executive employment agreement, Mr. McGonegal was granted an equity award of 20,000 RSUs under the Company’s 2019 Equity Plan, which are eligible to vest in four equal quarterly installments following his appointment as Chief Financial Officer, and which are convertible into shares of our common stock on a one-for-one basis following vesting. Any equity Mr. McGonegal may receive pursuant to his executive employment agreement will be awarded under the Company’s 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of his employment as our Chief Financial Officer.
During the fiscal year ended December 31, 2020, Mr. McGonegal served as our Chief Executive Officer and Chief Financial Officer pursuant to an executive employment agreement, dated as of February 2, 2020, at an annual base salary of $250,000, and was awarded 209,790 RSUs on February 7, 2020 under the Company’s 2019 Equity Plan.
Megan Brooks, Chief Operating Officer (former)
Effective as of April 6, 2021, we entered into an executive employment agreement with Ms. Brooks, pursuant to which she agreed to serve as our Chief Operating Officer for an initial three-year term, which may be renewed for successive one-year terms after the expiration of the initial term. During the initial three-year term of her employment as our Chief Operating Officer, Ms. Brooks was paid an annual base salary of $275,000 and was eligible to receive additional cash incentive bonuses, which was paid in accordance with the Company’s regular payroll practices as compensation for her services as Chief Operating Officer. Upon her appointment as Chief Operating Officer, Ms. Brooks was granted, as additional compensation for her services as our Chief Operating Officer, an initial equity award of 6,000 RSUs under the Company’s 2019 Equity Plan pursuant to an equity award agreement with the Company, which RSUs were eligible to vest in four equal quarterly installments following her appointment as Chief Operating Officer. These RSUs are convertible into shares of our common stock on a one-for-one basis following vesting, in accordance with the terms of the equity award agreement. As additional compensation for her services as our Chief Operating Officer, Ms. Brooks was also eligible to receive periodic equity awards, which are subject to vesting schedules and other terms and conditions, as set forth in equity award agreements with the Company. Any equity Ms. Brooks received pursuant to her executive employment agreement were awarded under the Company’s 2019 Equity Plan.
Prior to her appointment on April 6, 2021 as our Chief Operating Officer, Ms. Brooks served as Riot’s Vice President of Finance, a position to which she had been appointed in fiscal year 2020, at an annual base salary of $175,000, and she received equity awards of 117,073 RSUs under the Company’s 2019 Equity Plan, pursuant to an equity award agreement with the Company, all of which were vested as of December 31, 2021.

On March 21, 2022, we entered into a Separation and Release Agreement (the “Separation Agreement”) with our Chief Operating Officer, Ms. Brooks, regarding her separation from us, effective as of April 7, 2022 (the “Separation Date”), and her provision of certain transition services to us to help facilitate a smooth transition following the cessation of her employment with us from the Separation Date through July 7, 2022, unless earlier terminated as provided in the Separation Agreement (the “Transition Period”). Under applicable law, the Separation Agreement may be revoked for seven days following its execution; therefore, the Separation Agreement became effective as of March 29, 2022.
The Separation Agreement provides for: (i) a customary waiver and release in favor of the Company; (ii) reconfirmation and certain extensions of the obligations under existing agreements pertaining to confidentiality and intellectual property ownership; (iii) the parties’ agreements regarding cooperation following the Separation Date; (iv) the provision of certain transition services to the Company and payment of the transition services fees; and (v) upon the Separation Agreement becoming binding and enforceable by its terms, payment of the following amounts as separation benefits: (A) a cash severance payment of $406,250.00, less amounts withheld for applicable taxes, representing 15 months’ base salary, payable in semi-monthly installments commencing July 7, 2022 according to Riot’s ordinary compensation practices; (B) a lump-sum payment as of the Separation Date of $86,370.00, less amounts withheld for applicable taxes, representing the pro-rated portion of the gross annual Incentive Bonus amount for fiscal year 2022 accrued through the Separation Date; (C) continued vesting through the end of the Transition Period of 6,000 time-based RSUs previously granted under the 2019 Equity Plan pursuant to the RSU award agreements dated as of April 7, 2021 and November 5, 2021, with acceleration of the final 1,500 RSUs awarded under the November 5, 2021 RSU award agreement as of July 7, 2022, as permitted under the 2019 Equity Plan and as approved by the Company’s Compensation Committee; (D) continued vesting through the end of the Transition Period of the performance-based PSUs previously granted under the 2019 Equity Plan pursuant to the PSU award agreement dated as of August 12, 2021, based on the Company’s performance as of the end of Q2 2022 on June 30, 2022; and € if continuing coverage under our group medical plan is elected pursuant to the Consolidated Omnibus Budget Reconciliation Act, as amended, (“COBRA”) payment of COBRA premiums until the earlier of 18 months after the Separation Date or the date such coverage commences under a subsequent employer’s medical insurance plan. Further, in consideration of the transition services, we agreed to pay a cash fee of $81,250.00, payable in semi-monthly installments throughout the Transition Period, and grant 75,000 RSUs under the 2019 Equity Plan, which are eligible to vest in three equal tranches as of May 7, 2022, June 7, 2022, and July 7, 2022.
William R. Jackman, General Counsel
Effective July 5, 2021, we entered into an executive employment agreement with Mr. Jackman, pursuant to which he has agreed to serve as our General Counsel for a three-year term, which renews for successive one-year terms after the expiration of the initial term. As our General Counsel, Mr. Jackman will receive a prorated annual base salary of $300,000 and is eligible to receive additional incentive bonuses under the AIP, which will be paid in accordance with the Company’s regular payroll practices as compensation for his services as our General Counsel. Mr. Jackman was also granted an equity award of 10,630 time-based RSUs under and pursuant to the 2019 Equity Plan, which are eligible to vest in four equal quarterly installments following his appointment as General Counsel. These RSUs are convertible into shares of our common stock on a one-for-one basis following vesting, in accordance with the terms of the applicable equity award agreement. As additional compensation for his services as our General Counsel, Mr. Jackman is also eligible to receive periodic grants of equity awards, including incentive compensation awards, which will be subject to vesting schedules and other terms and conditions, as set forth in equity award agreements with the Company, to be entered into as of the date of such future awards. Any equity Mr. Jackman may receive pursuant to his executive employment agreement will be awarded under the 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of his employment as our General Counsel.
Securities Authorized for Issuance Under Equity Compensation Plans
The Company currently has one equity compensation plan, the 2019 Equity Plan, as amended. On October 19, 2021, the Company’s stockholders approved the Second Amendment, which increased the number of shares of the Company’s common stock reserved for issuance by 4,400,000 shares. The Company currently provides stock-based compensation to employees, directors and consultants under the 2019 Equity Plan, as approved by the Company’s stockholders on October 23, 2019, and on November 12, 2020 with respect to the First Amendment, and on October 19, 2021 with respect to the Second Amendment. The Company’s previous 2017 Stock Incentive Plan, as amended (the “2017 Plan”), was replaced by the 2019 Plan, with the 2017 Plan continuing to govern the then outstanding grants and awards for 12,000 options and 114,103 shares of restricted common stock. No additional grants can be made under the 2017 Plan. The Company has reserved 3,554,111 common shares for issuance under the 2019 Plan.
The following table provides information as of December 31, 2021, about the shares of common stock that may be issued upon the vesting of performance and non-performance based restricted common stock under the 2019 Equity Plan:
Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted common stock	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	4,182,298	$31.86	3,554,111
Equity compensation plans not approved by security holders	—	—	—
Total	4,182,298	$31.86	3,554,111
Equity Compensation Plan Information
The Riot Blockchain, Inc. 2019 Equity Plan, as amended
The Company currently has one equity compensation plan, the Riot Blockchain, Inc. 2019 Equity Plan, as approved by the stockholders at the 2019 Annual General Meeting of stockholders, including the First Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, as approved by the stockholders at the 2020 Annual General Meeting of stockholders (collectively, the “2019 Equity Plan”). Under the 2019 Equity Plan, the Company may provide stock-based compensation to employees, directors and consultants. The Company’s previous 2017 Stock Incentive Plan, as amended, (the “2017 Equity Incentive Plan”), was replaced by the 2019 Equity Plan, with the 2017 Equity Incentive Plan continuing to govern the then outstanding grants and awards for 12,000 options and 288,603 shares of restricted common stock made under the 2017 Equity Incentive Plan. As of the date of adoption of the 2019 Equity Plan, no additional grants may be made under the 2017 Equity Incentive Plan. As approved by the Company’s stockholders at the 2019 Annual General Meeting, the Company reserved 3,600,000 shares of its common stock for issuance under the 2019 Equity Plan, and, as approved by the Company’s stockholders at the 2020 Annual General Meeting, the number of shares reserved for issuance under the 2019 Equity Plan was increased by 3,500,000 additional shares. As of the date of this Proxy Statement, the Company has granted awards of 3,860,000 restricted stock units and, as discussed under the following section, of performance-based restricted stock units, under the 2019 Equity Plan which are, upon vesting and settlement by the Company, convertible into an equal number of shares of the Company’s common stock.
Performance RSU Plan under the 2019 Equity Plan
On August 12, 2021, we adopted a performance-based restricted stock unit performance plan (the “Performance RSU Plan”) for all executive officers and eligible employees of the Company and its consolidated subsidiaries. In connection with the Performance RSU Plan, a form of performance-based restricted stock unit award agreement was approved (the “Performance RSU Award Agreement”) under the 2019 Equity Plan, which are eligible to vest during the performance period ending December 31, 2023 (the “Performance Period”) based upon the Company achieving certain performance goals, as further described below.
The Performance RSU Award Agreement provides for the grant of Performance RSU Awards, which generally vest upon the successful completion of specified milestones for each 100 megawatts (“MW”) of added infrastructure capacity, up to a total capacity of 1,500 MW (as described in the Performance RSU Award Agreement) (the “Infrastructure Development Target”). The Performance RSU Award Agreement also provides for the grant of Performance RSU Awards which generally vest if the Company achieves specified thresholds of Adjusted EBITDA (as described in the Performance RSU Award Agreement) (“Adjusted EBITDA”). The vesting and issuance of shares of common stock to the award participant only occurs if the Company achieves specified thresholds of the Infrastructure Development Target and Adjusted EBITDA target during the Performance Period.

The exact number of shares issuable pursuant to the Performance RSU Award Agreement depends on level of the Company’s performance against the Infrastructure Development Target and Adjusted EBITDA target, as determined by the Compensation Committee during the Performance Period, and in general can range from 0% to 100% of the target number of Performance RSU Awards, depending on the level of achievement of the Infrastructure Development Target and Adjusted EBITDA targets. If the Infrastructure Development Target or Adjusted EBITDA target have not been met by the end of the Performance Period, any unvested Performance RSU Awards are forfeited. The foregoing description is subject to, and qualified in its entirety by, the information contained in the Form 8-K, filed August 16, 2021.
As of the filing of this Proxy Statement, the Compensation Committee has determined that the performance objectives for a total of 319,026 Performance RSU Awards granted to our officers and employees under the Performance RSU Plan have been achieved; and, therefore, that these 319,026 Performance RSUs have become vested and are eligible to be settled by the Company under the 2019 Equity Plan.
Change In Control Policy
We believe that to properly motivate and incentivize our executive team in the event of a change in control and to the possibility of a termination without “cause” or a termination with “good reason,” a standardized “double trigger” change in control and severance policy is critical. We have agreed to provide payments and benefits to our named executive officers and certain other executive officers in the event of a termination without “cause” or by the officer for “good reason” following a change in control transaction. Our Compensation Committee approves all change in control compensation and periodically evaluates the appropriateness of such compensation in light of advice from the Board’s compensation advisers, Meridian, as well as the directors’ evaluation of the Company, its competitors, and the Bitcoin mining industry generally. We believe that these change in control benefits assist to maximize stockholder value and maintain our named executive officers’ focus in the period prior to, during and after the change in control event.
Potential Post-Employment Benefits
The following table discloses the potential payments upon termination or change in control that would have been received by our named executive officers, had a termination event occurred on December 31, 2021 based on the terms of the applicable employment agreements and equity award agreements that were in effect on that date. The table assumes that any equity awards that vest in connection with the applicable triggering event that are subject to performance conditions are earned at the target level of performance within the applicable period except as may be noted otherwise, and values equity awards based on the closing price of a share of our common stock on December 31, 2021 of $22.33, as reported on the Nasdaq Capital Market. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the named executive officers, which amounts would only be known at the time that he or she becomes entitled to such payment.
	Termination Event
Named Executive Officer	Termination For Cause or Without Good Reason	Termination Without Cause or For Good Reason	Death or Disability(2)	Change in Control (Single Trigger)	Change in Control (Double Trigger)(3)
Benefit (1)	($)	($)	($)	($)	($)
Jason Les, Chief Executive Officer Severance Restricted Stock Units Options	—	703,065	175,766	—	703,065
	—	6,444,818	—	—	6,444,818
	—	—	—	—	—
Total	—	7,147,882	—	—	7,147,882
Jeffrey McGonegal, Chief Financial Officer Severance Restricted Stock Units Options	—	180,000	150,000	—	360,000
	—	111,650	891,075	—	111,650
	—	—	—	—	—
Total	—	291,650	1,041,075	—	471,650
Megan Brooks, Chief Operating Officer (former) Severance Restricted Stock Units Options	—	325,000	81,250	—	325,000
	—	66,990	—	—	66,990
	—	—	—	—	—

	Termination Event
Named Executive Officer	Termination For Cause or Without Good Reason	Termination Without Cause or For Good Reason	Death or Disability(2)	Change in Control (Single Trigger)	Change in Control (Double Trigger)(3)
Benefit (1)	($)	($)	($)	($)	($)
Total	—	391,990	—	—	391,990
Benjamin Yi, Executive Chairman Severance Restricted Stock Units Options	—	703,065	175,766	—	703,065
	—	5,083,246	—	—	5,083,246
	—	—	—	—	—
Total	—	5,786,310	—	—	5,786,310
William Jackman, General Counsel Severance Restricted Stock Units Options	—	300,000	75,000	—	300,000
	—	118,684	—	—	118,684
	—	—	—	—	—
Total	—	418,684	—	—	418,684
(1)
“Severance” excludes the cost of COBRA coverage, as well as the named executive officer’s AIP bonus, because the amount of the AIP target bonus granted to the named executive officer is contingent upon the future achievement of performance objectives that cannot be reasonably predicted; further, the named executive officer’s AIP performance target (i.e., the maximum percentage of the named executive officer’s base salary that can be achieved as an AIP bonus for the applicable year) is set each year by the Compensation Committee based on contemporaneous business expectations and conditions, which likewise cannot be reasonably predicted. “Restricted Stock Units” includes time-based restricted stock units (RSUs) granted under and subject to the terms and conditions of the 2019 Equity Plan but excludes performance-based restricted stock units (PSUs) granted pursuant to the performance-based restricted stock unit plan established under the 2019 Equity Plan, because the amount and vesting of the PSU awards granted to the named executive officer are contingent upon the Company’s future achievement of performance objectives, the achievement of which cannot be reasonably predicted.

(2)	Assumes death or disability as of December 31, 2021 and maximum bonus payout.
(3)
We have a “Double-Trigger” Change in Control policy that applies to all compensation paid or payable to our named executive officers (and other employees), including any equity compensation paid or payable under the 2019 Equity Plan, which governs all of our currently outstanding equity awards. Accordingly, a Change in Control (as defined in the 2019 Equity Plan) does not automatically trigger any Severance, accelerated vesting of Restricted Stock Units or Options, or any other post-employment benefits without a subsequent qualifying separation from service, diminution in responsibilities, or other “Good Reason” termination event (as defined in the 2019 Equity Plan). If a Change in Control is followed by a subsequent qualifying separation from service with the period specified under our agreements with the named executive officer (generally six to twelve months following the Change in Control), the vesting of any unvested RSUs held by the named executive officer as of the Change in Control is automatically accelerated such that the unvested RSUs are deemed to have vested as of immediately prior to the consummation of the applicable Change in Control event. No severance is due to the named executive officer following a Change in Control unless a subsequent qualifying separation from service occurs.

Clawback Policy
We believe that it is important to foster and maintain a culture that emphasizes integrity and accountability. For this reason, we enter into executive employment agreements with our named executive officers that provide the Company with the ability to recover certain incentive compensation paid or payable to named executive officer under certain circumstances, such as a material restatement of all or a portion of our financial statements caused by or partially caused by the named executive officer’s misconduct (the “Clawback Policy”). The Clawback Policy generally permits us to require that any current or former named executive officer who is (or was) subject to Section 16 of the Exchange Act repay certain cash-based incentive compensation or performance-based equity compensation to the Company if the Compensation Committee determines that such named executive officer’s misconduct actions caused or partially caused the Company to restate all or a portion of its financial statements within the applicable period from the original filing date of the restated financial statements. If the Compensation Committee determines that any such cash-based incentive compensation or performance-based equity compensation would have been less had they been calculated based on the restated results, and further determines that fraud, gross negligence, or intentional misconduct by any such named executive officer caused or partially caused such restatement, and that it is in our best interests to recover all or a portion of the excess amount of cash-based incentive compensation or performance-based equity compensation received (or to be received) by such named executive officer, the Compensation Committee may seek to recover the difference between the amounts awarded or paid (or to be awarded or paid) and the amounts that would have been awarded or paid based on the restated results.
When the SEC adopts final clawback policy rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we will review and may revise our Clawback Policy to the extent required to comply with such rules.

Hedging and Pledging Policies
We have established an Insider Trading Policy, which applies to all of our employees and directors, and, among other things, prohibits short sales, engaging in transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. In addition, our named executive officers are prohibited from pledging any of our securities as collateral for a loan and from holding any of our securities in a margin account.
Tax and Accounting Considerations
Accounting Treatment
We recognize a non-cash charge to earnings for accounting purposes for equity awards. We expect that our Compensation Committee will continue to review and consider the accounting impact of equity awards in addition to considering the impact for dilution and overhang when deciding the amounts and terms of equity grants.
Deductibility of Executive Compensation
The Internal Revenue Code (the “Code”) Section 162(m) may limit the amount that we may deduct from our federal income taxes for compensation paid to certain of our current or former executive officers who qualify as “covered employees” within the meaning of Code Section 162(m) to one million dollars per executive officer per year. While we are mindful of the benefit of the full deductibility of compensation, we believe that we should not be constrained by the requirements of Code Section 162(m) where those requirements would impair our flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, we have not adopted a policy that would require that all compensation be deductible, though we do consider the deductibility of compensation when making compensation decisions. We may authorize compensation payments that are not fully tax deductible if we believe that such payments are appropriate to attract and retain executive talent or meet other business objectives.
Taxation of Parachute Payments and Deferred Compensation
We have no obligation to provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that they might owe as a result of the application of Section 280G, 4999, or 409A of the Code, however, we may provide additional payments to cover taxes due in connection with the vesting and settlement of RSU and PSU awards, or otherwise provide for net settlement of vested RSUs and PSUs to cover the state and federal taxes due thereon, as permitted under the 2019 Equity Plan and approved by the Compensation Committee. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceed certain limits prescribed by the Code, and that the employer may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Code also may impose significant taxes on a service provider in the event that they receive deferred compensation that does not comply with the requirements of Section 409A of the Code. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Section 409A of the Code.

Risk and Analysis of Compensation Plans
The Compensation Committee engaged with Meridian to assess and determine whether the design and operation of our compensation policies and practices could encourage executives or employees to take excessive or inappropriate risks that would be reasonably likely to have a material adverse effect on our Company. In assessing our policies and practices, the following factors among others were analyzed: the design; size and scope of our cash and equity incentive programs and program features that mitigate against potential risks, such as payout caps, equity award clawbacks, the quality and mix of performance-based and “at risk” compensation; various policies such as trading, severance, and benefits, and governance. After reviewing the analysis performed by Meridian, we concluded that any potential risks arising from our employee compensation policies and practices, including our executive compensation programs, are not reasonably likely to have a material adverse effect on our company.
CHIEF EXECUTIVE OFFICER PAY RATIO
Pursuant to Instruction 7 to Regulation S-K Item 402(u), as the Company ceased to be a smaller reporting company as of December 31, 2021, the Company is not required to provide pay ratio disclosure until after its 2022 fiscal year.
Compensation and Human Resources Committee Report
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Compensation Committee oversees the Company’s compensation programs, policies and practices. The Compensation Committee has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee has recommended to the Board that the foregoing “Compensation Discussion and Analysis” be included in Amendment No. 1 under Part III, Item 11 of the Company’s Annual Report for the year ended December 31, 2021 and the Proxy Statement for the 2022 Annual General Meeting of Stockholders.
Respectfully submitted, Compensation and Human Resources Committee of the
Board of Directors of Riot Blockchain, Inc.
Hannah Cho, Chair
Hubert Marleau
Lance D’Ambrosio

PROPOSAL NO. 4
APPROVAL TO AMEND THE RIOT BLOCKCHAIN, INC. ARTICLES OF INCORPORATION
Background
On May 31, 2022, our Board unanimously approved that, subject to stockholder approval, the Company’s current Articles of Incorporation, as amended to date, be amended in the form attached hereto as Appendix B. The proposed amendment shall increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares. The amendment to the current Articles of Incorporation would not change the total number of authorized shares of preferred stock. The text of the proposed amendment is set forth on Appendix B. We encourage you to read Appendix B in its entirety.
Why we Propose the Amended Articles
Our Board has determined that it would be in the Company’s best interests to increase the number of authorized shares of common stock in order to provide our Company with the flexibility to pursue all corporate opportunities involving our stock, which may include, among other business purposes, corporate transactions, public or private offerings of our equity securities, and to attract and retain top talent in a highly competitive market. Each additional authorized share of common stock would have the same rights and privileges as each share of our currently authorized common stock.
As of our Record Date, 135,347,900 shares of common stock, no par value, were outstanding, leaving 34,652,100 shares of common stock, no par value, available for issuance.
At present, excluding our at-the-market offering disclosed on Form 8-K (SEC File Number 333-259212) and Prospectus (SEC File Number 333-259212), our Board has no immediate plans, arrangements, or understandings to issue the additional shares of common stock. However, the Company desires to have the shares available to provide additional future flexibility to use our common stock for business or financial purposes in the future as well as to have sufficient shares to provide appropriate equity incentives to attract and retain top talent. The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our Board for proper corporate purposes, including but not limited to, acquisitions, financings, and equity compensation plans. Our management believes the increase in authorized share capital is in the best interests of our Company and our stockholders and recommends that the stockholders approve the increase in authorized share capital. We do not believe that any of the updates to our Articles of Incorporation proposed will materially change the rights of our stockholders.
Vote Required
If approved, the amendment to the Company’s Articles of Incorporation will become effective after the Annual Meeting upon the filing of a certificate of amendment with the Secretary of State of the State of Nevada. The Company currently plans to file the certificate of amendment as soon as reasonably practicable after receiving approval of this Proposal No. 4 by its stockholders.
The affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the Record Date will be required to approve this Proposal No. 4. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 4
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION SET FORTH IN THIS PROPOSAL 4.

PROPOSAL NO. 5
APPROVAL OF THE THIRD AMENDMENT TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 10,000,000
Introduction
We are seeking stockholder approval of the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “Third Amendment”) to increase the number of shares of our common stock, no par value per share, reserved for issuance under the 2019 Equity Plan by 10,000,000 shares. If our stockholders approve the Third Amendment, it will become effective on the date of such stockholder approval. If our stockholders do not approve the Third Amendment, we will only grant awards under the 2019 Equity Plan until the shares available for issuance thereunder are exhausted.
On the recommendation of our Compensation Committee, our Board unanimously approved the Third Amendment on May 31, 2022, subject to its approval by our stockholders at the Annual Meeting. The Third Amendment is intended to supplement the 2019 Equity Plan by increasing the number of shares available for issuance under the 2019 Equity Plan to our non-employee independent directors, officers, employees, personnel, and other eligible plan participants. A summary of the Third Amendment appears below under the heading “Summary Description of the Third Amendment” and a copy of the Third Amendment is attached as Appendix C to this Proxy Statement. We encourage you to read Appendix C in its entirety.
As authorized by the Board and approved by our stockholders at the 2019 Annual General Meeting, we have registered the issuance of the 3,600,000 shares of our common stock authorized by the 2019 Equity Plan by our Registration Statement on Form S-8, filed with the SEC (SEC File Number 333-235355). At the 2020 Annual General Meeting, our stockholders authorized the reservation of an additional 3,500,000 shares for issuance under the 2019 Equity Plan pursuant to the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “First Amendment”) and at the 2021 Annual General Meeting, our stockholders authorized the reservation of an additional 4,400,000 shares for issuance under the 2019 Equity Plan pursuant to the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “Second Amendment”). We have registered the issuance of the 7,900,000 shares of our common stock authorized by the First Amendment and the Second Amendment on Form S-8, filed with the SEC (SEC File Number 333-261086).
We believe the Third Amendment, if approved by our stockholders, will provide us with a sufficient number of shares available for issuance under the 2019 Equity Plan to continue to provide a range of equity incentive tools and sufficient flexibility to permit us to make effective use of the share-based awards our stockholders authorize for incentive purposes.
Rationale for Amending the 2019 Equity Plan as Proposed
We are asking stockholders to approve the Third Amendment to increase the number of shares available for issuance under the 2019 Equity Plan by 10,000,000 additional shares to ensure we can continue to provide equity grants across our organization to employees and non-employee directors once the current share reserve is exhausted under the 2019 Equity Plan for the reasons stated below. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain executive officers, employees and non-employee directors in our highly competitive industry. Further, we believe equity awards, including performance equity awards, provide a strong incentive to our directors, officers, and employees to contribute materially to the growth of the Company by better aligning their interests with those of our stockholders.
Following the adoption of the 2019 Equity Plan, as amended, we made regular awards of RSUs to our directors, officers, and employees pursuant to the 2019 Equity Plan. In 2021 and 2022, we have been engaged in a significant period of growth as an organization, culminating in our May 2021 acquisition of our wholly owned subsidiary, Whinstone US, Inc., and its more substantial employee base. In connection with this growth, we made additional awards of RSUs to our employees, officers, and directors, including those of Whinstone under the 2019 Equity Plan, further drawing down the number of shares reserved for issuance under the 2019 Equity Plan. Additionally, the Compensation Committee, in consultation with our outside compensation advisors, established a Performance RSU Plan under the 2019 Equity Plan in August of 2021 to better align the interests of our executive officers and employees with those of our stockholders. In connection with the adoption of the Performance RSU Plan, the

Compensation Committee granted a number of Performance RSU awards under the 2019 Equity Plan which are contingent upon the Company attaining certain specified performance objectives during the three-year performance period. Please refer to the section of this Proxy Statement entitled “Equity Compensation Plan Information” on page 38 of this Proxy Statement for a more complete description of the Performance RSU Plan.
Without increasing the number of shares available for issuance under the 2019 Equity Plan, once the current reserve of shares is exhausted, we will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel to continue supporting our growth. As a result, the Company may need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation and thus its ability to attract, motivate and retain highly qualified personnel for positions of substantial responsibility with the Company.
The Compensation Committee, in consultation with the Company’s outside compensation advisors and based on an analysis of the Company’s historic equity compensation share usage, its anticipated future equity compensation needs, and its assumptions regarding market conditions and compensation, recommended an additional 10,000,000 shares be made available for issuance under the 2019 Equity Plan. We believe, based on our current rate of share issuance pursuant to the 2019 Equity Plan and our expectations regarding our future equity compensation needs, and barring any significant changes to our projections, that our current request to increase the share reserve under the 2019 Equity Plan by 10,000,000 shares should enable us to continue to make competitive grants of equity compensation in the current market conditions. These projections are subject to change pursuant to the discretion of the Compensation Committee, as administrator of the 2019 Equity Plan, who may determine, based on future events and market conditions, to alter the Company’s equity compensation strategy or projections.
Description of the Third Amendment
The sole aspect of the 2019 Equity Plan to be amended by the proposed Third Amendment is to increase the number of shares reserved for issuance under the 2019 Equity Plan by 10,000,000 shares. No other provisions of the 2019 Equity Plan are modified, amended, revised, or otherwise changed by this proposed Third Amendment. The specific terms of the 2019 Equity Plan, such as who is eligible to receive awards under the 2019 Equity Plan, the terms of awards, such as vesting periods, the exercise price of any options, and any expiration of these awards, as well as the tax consequences of the awards which may be made under the 2019 Equity Plan, are set forth in the 2019 Equity Plan, as approved by the Company’s stockholders on October 23, 2019 and filed with the SEC on December 5, 2019 as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355).
All employees and non-employee directors of the Company and its consolidated subsidiaries will be eligible to participate under the 2019 Equity Plan. All Riot employees, including our current Chief Executive Officer and three (3) non-employee directors, as well as independent contractors and service providers performing services for the Company, could be eligible to participate in the new 2019 Equity Plan immediately after its Effective Date. Any number of the Company’s current employees and future employees, including future named executive officers, as well as future non-employee directors, could be eligible to participate in the new 2019 Equity Plan.
The number of shares that will ultimately be issued from the shares reserved for issuance under the 2019 Equity Plan, as amended by the proposed Third Amendment is subject to the discretion of the Compensation Committee and, therefore, cannot be determined with certainty at this time. However, the Company anticipates that the Compensation Committee will continue in future years to make annual cash and equity awards as described above.
This summary does not purport to be a complete description of all the terms of the Third Amendment and is qualified in its entirety by reference to the complete text of the Third Amendment, which is attached to this Proxy Statement as Appendix C. Further, this summary does not purport to be a complete description of the 2019 Equity Plan and is qualified entirely by reference to the full text of the 2019 Equity Plan, as filed with the SEC on December 5, 2019 as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355). To the extent there is a conflict between this summary and the actual terms of the 2019 Equity Plan, as amended, the actual terms of the 2019 Equity Plan, as amended, will govern.

Vote Required
The affirmative vote of a majority of the votes cast on this Proposal No. 5 will be required to approve the Third Amendment (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes for this proposal to be approved).
Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the adoption of equity incentive plans. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of the Third Amendment and will have no effect on the outcome of the vote.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 5
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE THIRD AMENDMENT TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE BY SELECTING “AGAINST” OR “ABSTAIN” ON THE PROXY.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. This includes current or proposed transactions in which the Company was or is to be a participant in which the amount involved exceeds the lower of either $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s executive officers, Directors, or stockholders (or groups of stockholders) owning more than 5% of the Company’s outstanding common stock, or any immediate family members of such persons (collectively a “Related Party”), has a direct or indirect material interest. Our Audit Committee reviews and approves any transaction with a Related Party we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential, or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. Such transactions will be entered into only if found to be in the best interest of the Company and approved in accordance with the Company’s Code of Ethics, which is available on the “Investors” page of Company’s website, www.riotblockchain.com, under the “Governance” tab.
Since the beginning of the Company’s last fiscal year, no transactions with a Related Party were approved by the Audit Committee. Other than the compensation arrangements described under the section entitled “Executive Compensation Tables” herein, and standard indemnification agreements with our directors and officers, there were no transactions with a Related Party in which a Related Party had or will have a direct or indirect material interest in the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows beneficial ownership of shares of our common stock, no par value per share, issued and outstanding as of the Record Date, by: (i) any person known to us to beneficially own five percent (5%) or more of our shares outstanding; (ii) each of the Company’s named executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, as amended. In computing the number of shares beneficially owned and the percentage ownership, shares of our common stock that the owner has the right to acquire within sixty (60) days after the Record Date are deemed outstanding but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and their addresses are c/o: Riot Blockchain, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(1)
5% stockholders
The Vanguard Group, Inc.(2)	10,040,038	7.42%
Directors and Named Executive Officers
Hannah Cho(3)	12,500	*
Hubert Marleau(4)	6,250	*
Lance D’Ambrosio(5)	13,750	*
Benjamin Yi (6)	224,696	*
Jason Les(7)	468,461	*
Jeffrey McGonegal (8)	337,533	*
Megan Brooks (9)	184,662	*
William Jackman(10)	82,761
All Directors and Executive Officers as a group (8 persons)(11)	1,330,613	0.98%
(1)
Percentage of class beneficially owned is based on 135,347,900 shares outstanding as of May 31, 2022. Each share is entitled to one vote. Shares issuable pursuant to RSUs and PSUs vesting within 60 days of May 31, 2022 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, RSUs and/or PSUs, but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Based solely on information reported by The Vanguard Group, Inc. (“Vanguard”) on the Schedule 13G filed with the SEC on February 10, 2022, and reporting ownership as of December 31, 2021. Vanguard has sole voting power over 0 shares, shared voting power over 168,822 shares, sole dispositive power over 9,793,878 shares and shared dispositive power over 246,160 shares.

(3)
Includes (a) 6,250 shares held of record as of May 31, 2022 by Ms. Cho; (b) 3,125 shares underlying an equal number of vested RSUs, vested and unconverted; and (c) 3,125 shares underlying an equal number of vested RSUs subject to vest within 60 days of May 31, 2022.

(4)
Consists of (a) 0 shares held of record as of May 31, 2022 by Mr. Marleau; (b) 3,125 shares underlying an equal number of vested RSUs, vested and unconverted; and (c) 3,125 shares underlying an equal number of vested RSUs subject to vest within 60 days of May 31, 2022.

(5)
Consists of a) 2,500 shares held of record as of May 31, 2022 by Mr. D’Ambrosio; (b) 8,125 shares underlying an equal number of RSUs, vested and unconverted; and (c) 3,125 shares representing unvested RSUs that are expected to vest within 60 days of May 31, 2022.

(6)
Consists of (a) 190,946 shares held of record as of May 31, 2022 by Mr. Yi; (b) 3,750 shares underlying an equal number of RSUs, vested and unconverted; and (c) 30,000 shares underlying an equal number of PSUs, vested and unconverted.

(7)
Consists of (a) 438,461 shares held of record as of May 31, 2022 by Jason M. Les, Trustee of the Jason M. Les Trust, dated March 8, 2021; and (b) 30,000 shares underlying an equal number of PSUs, vested and unconverted.

(8)	Consists of 337,533 shares held of record as of May 31, 2022 by Mr. McGonegal.
(9)
Ms. Brooks resigned as Riot’s Chief Operating Officer and from all other positions with the Company, effective as of April 7, 2022. Her beneficial ownership of Riot’s securities for purposes of this table includes: (a) 133,162 shares held of record as of May 31, 2022 by Ms. Brooks; (b) 1,500 shares underlying an equal number of unvested RSUs that are expected to vest within 60 days of May 31, 2022; (c) 50,000 shares underlying an equal number of unvested RSUs, that are expected to vest within 60 days of May 31, 2022, pursuant to the Separation and Release Agreement.

(10)
Consists of (a) 24,789 shares held of record as of May 31, 2022 by Mr. Jackman; (b) 5,315 shares underlying an equal number of RSUs, vested and unconverted; (c) 2,657 shares representing the unvested RSUs that are expected to vest within 60 days of May 31, 2022; and (d) 50,000 shares underlying an equal number of PSUs, vested and unconverted.

(11)	Includes each of the items noted in footnotes (3), (4), (5), (6), (7), (9), and (10), above.

OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. Pursuant to Exchange Act Rule 14a-8 and as stated in our 2021 proxy materials, stockholder proposals intended for consideration for inclusion in this Proxy Statement were due on or before May 24, 2022. No stockholder proposals were received by this stated deadline and, therefore, no stockholder proposals have been included in this Proxy Statement.
Additionally, as disclosed in our 2021 proxy materials and as specified in our Bylaws, notice of stockholder proposals to be considered for presentation at this year’s Annual Meeting, but not to be included in this Proxy Statement, were required to have been received by the Company’s Corporate Secretary no sooner than Friday, July 15, 2022 and no later than August 15, 2022. As the date of our Annual Meeting has been changed by more than thirty (30) days before the first anniversary of the 2021 Annual General Meeting, any stockholder proposals must be submitted no later than ten (10) days after public announcement of this Annual Meeting, this Thursday, June 16, 2022. [No notices of stockholder proposals were received by the Company by this Thursday, June 16, 2022 deadline and, therefore, no stockholder proposals are eligible to be presented at this year’s Annual Meeting.]
Please see the section of this Proxy Statement entitled, “When are stockholder proposals due for next year’s annual meeting?” on page 7 above for instructions on how to provide notice of stockholder proposals to be considered for inclusion in our 2023 proxy statement or to be presented at our 2023 Annual Meeting, as required by our Bylaws and pursuant to Exchange Act Rule 14a-8.
DELINQUENT SECTION 16(A) BENEFICIAL OWNERSHIP REPORTS
Section 16(a) of the Exchange Act, as amended, requires our directors and certain officers, and persons who beneficially own more than 10% of the Company’s ordinary shares, to file reports of ownership and reports of changes in ownership with the SEC. To our knowledge, based solely on our review of the copies of Section 16(a) reports and amendments thereto furnished to us during and with respect to fiscal year 2021 and on written representations from certain reporting persons, all reportable transactions during fiscal year 2021 were reported on a timely basis.
INCORPORATION BY REFERENCE
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation and Human Resources Committee” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in that other filing.
Information contained on, or accessible through, our websites is not a part of this Proxy Statement and is not deemed incorporated by reference hereunder for any purpose.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this proxy statement include, but are not limited to, statements about Riot’s future financial and operating performance, expectations regarding its strategies, product, and business plans, including its revenue and operational priorities, product initiatives, and product experiments; strategies for improving safety and expectations regarding the application of its abuse rules.
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS OF RIOT BLOCKCHAIN, INC.
June [•], 2022

APPENDIX A
PROXY	PROXY
RIOT BLOCKCHAIN, INC.
3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
ANNUAL GENERAL MEETING OF STOCKHOLDERS JULY 27, 2022
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
By completing, executing, and submitting the attached Proxy Card, the stockholder of Riot Blockchain, Inc. (the “Company”) constitutes and appoints the Chief Executive Officer of the Company, Mr. Jason Les, as the stockholder’s Attorney and Proxy to appear, attend and vote all of the shares of common stock the stockholder is entitled to vote at the 2022 Annual General Meeting of the stockholders of the Company, to be held in a virtual-only format at www.virtualstockholdermeeting.com/RIOT2022 on Wednesday, July 27, 2022, beginning at 9:00 a.m. (Eastern Time), and at any adjournment or adjournments thereof (the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the Proxy Card and in the discretion of the Proxy on such other matters as may properly come before the Annual Meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement, which are available online at www.proxyvote.com and on our website at www.RiotBlockchain.com.
Please either submit your Proxy Card online at www.proxyvote.com by using the 16-digit control number assigned to you on your Proxy Card, by telephone by dialing 1-800-690-6903, or by mail. If you wish to submit your Proxy Card by mail, please mark, date and sign exactly as your name appears on your Proxy Card, including any designation as executor, Trustee, etc., if applicable, and return this Proxy in the enclosed pre-addressed, postage-paid envelope as promptly as possible to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. It is important to return this Proxy properly executed in order to exercise your right to vote if you do not attend the Annual Meeting and vote live and online during the virtual webcast. This Proxy must be signed by a corporation or other entity’s authorized officer to be effective. All co-owners and each joint owner must sign and date this Proxy.
The 2022 Proxy Card is attached on the following page
A-1

APPENDIX B
CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION OF
RIOT BLOCKCHAIN, INC.
Pursuant to section 78.390 of the Nevada Revised Statutes, RIOT BLOCKCHAIN, INC., a Nevada corporation (the “Corporation”), hereby adopts the following amendment to its Articles of Incorporation, as amended (the “Articles of Incorporation”).
1. The Corporation’s Articles of Incorporation are hereby amended by deleting each of Section 3.01 and Section 3.02 of the Articles of Incorporation in their entirety and inserting in lieu thereof the following, respectively:
ARTICLE III
CAPITAL STOCK
3.01 Authorized Capital Stock. The total number of shares of stock the Corporation is authorized to issue shall be three hundred fifty-five million (355,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."
3.02 Common Stock. The total number of authorized shares of common stock shall be three hundred forty million (340,000,000) shares with no par value per share.
2. Except as specifically provided herein, the Corporation’s Articles of Incorporation shall remain unmodified and shall continue in full force and effect.
3. By execution hereof, the undersigned officer of the Corporation certifies that the foregoing Certificate of Amendment to Articles of Incorporation of RIOT BLOCKCHAIN, INC. was duly authorized and adopted by the Corporation’s board of directors and was approved by the Corporation’s stockholders at the Corporation’s 2022 Annual Meeting of Stockholders by the affirmative vote of stockholders holding [•]% of the shares of the Corporation’s common stock, which constituted a majority of the shares of the Corporation’s common stock that were issued and outstanding on [•], 2022, the record date for the Corporation’s 2022 Annual Meeting of Stockholders.
Dated as of [•], 2022.
RIOT BLOCKCHAIN, INC.

By:
[Name, Title]
B-1

APPENDIX C
THIRD AMENDMENT
TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN
This Third Amendment (the “Third Amendment”) to the Riot Blockchain, Inc. 2019 Equity Plan, as amended (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors (the “Board”) of Riot Blockchain, Inc. (the “Company”) upon the recommendation of the Compensation and Human Resources Committee of the Board (the “Committee”), amends the Plan as set forth herein, effective as of the date ratified and approved by the stockholders of the Company set forth at the end of this document (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the stockholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and
WHEREAS, the First Amendment to the Plan (the “First Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on November 12, 2020, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 3,500,000 additional shares of Common Stock; and
WHEREAS, the Second Amendment to the Plan (the “Second Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on October 19, 2021, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 4,400,000 additional shares of Common Stock; and
WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and
WHEREAS, the Committee having considered the Company’s issuance of the Awards since the stockholders adopted the Plan, as amended, the Company’s expected needs for equity compensation and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this Second Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 10,000,000 additional shares of Common Stock; and
NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of May 31, 2022 and as approved by the stockholders of the Company as of the date listed below, this Third Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Third Amendment, the Plan is hereby amended as follows:
1.  As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:

“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 21,500,000 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award. The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”

2.  Except as specifically set forth in this Second Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.
As adopted by the Board of Directors of Riot Blockchain, Inc. on May 31, 2022.
As adopted by the Stockholders of Riot Blockchain, Inc. on July 27, 2022
C-1

RIOT

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RIOT BLOCKCHAIN, INC.
3855 AMBROSIA STREET, SUITE 301
CASTLE ROCK, CO 80109

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualstockholdermeeting.com/RIOT2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88388-P76462

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RIOT BLOCKCHAIN, INC.

The Board of Directors recommends you vote FOR the following Director:

1. Election of Director

Nominee:

	For	Withhold
1a. Hubert Marleau	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D88389-P76462

The stockholder(s) hereby constitute(s) and appoint(s) Mr. Jason Les, Chief Executive Officer of Riot Blockchain, Inc., as attorney and proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Riot Blockchain, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Central Time/9:00 AM Eastern Time, on Wednesday, July 27, 2022, virtually at www.virtualstockholdermeeting.com/RIOT2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3, 4, AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side